                                                                   EXHIBIT 10.41

                    -----------------------------------------

                               INDENTURE OF TRUST

                    -----------------------------------------

                                     Between

                        THE CITY OF SPRINGDALE, ARKANSAS

                                       and

                                  REGIONS BANK

                           Dated as of October 1, 2003

                        THE CITY OF SPRINGDALE, ARKANSAS
                 INDUSTRIAL DEVELOPMENT REFUNDING REVENUE BONDS
          (ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC. PROJECT)
                                   SERIES 2003

                                TABLE OF CONTENTS

(This Table of Contents is not a part of this Indenture of Trust and is only for convenience of reference.)

                                                                                                            Page
                                                                                                            ----
ARTICLE I DEFINITIONS; BOND INDENTURE TO CONSTITUTE CONTRACT.............................................    14
         Section 1.1       Definitions...................................................................    14
         Section 1.2       Indenture to Constitute Contract..............................................    30

ARTICLE II AUTHORIZATION, TERMS..........................................................................    31
         Section 2.1       Authorized Amount of Bonds....................................................    31
         Section 2.2       All Bond Equally and Ratably
                           Secured by Trust Estate Except as Expressly Provided Herein; Limited
                           Obligation of Bonds and Pledges Securing the Same.............................    31
         Section 2.3       Authorization of Bonds........................................................    33
         Section 2.4       Execution of Bonds............................................................    34
         Section 2.5       Registration, Transfer and Exchange of Bonds, Persons
                           Treated as Owner..............................................................    35
         Section 2.6       Lost, Stolen, Destroyed and Mutilated Bonds...................................    35
         Section 2.7       Delivery of Bonds.............................................................    36
         Section 2.8       Trustee's Authentication Certificate..........................................    36
         Section 2.9       Cancellation and Destruction of Bonds by the Trustee..........................    37
         Section 2.10      Temporary Bonds...............................................................    37
         Section 2.11      Transfer Restrictions.........................................................    37

ARTICLE III REVENUES AND FUNDS...........................................................................    38
         Section 3.1       Pledge of Trust Estate........................................................    38
         Section 3.2       Establishment of Funds and Accounts...........................................    38
         Section 3.3       Payments into the Bond Principal Fund and
                           the Bond Interest Fund........................................................    38
         Section 3.4       Use of Monies in the Bond Principal Fund and
                           the Bond Interest Fund........................................................    39
         Section 3.5       Custody of the Bond Principal Fund and the
                           Bond Interest Fund............................................................    39
         Section 3.6       Payments Into the Reserve Fund................................................    39
         Section 3.7       Uses of Moneys in the Reserve Fund............................................    40
         Section 3.8       Custody of the Reserve Fund...................................................    40
         Section 3.9       Project Fund..................................................................    40

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
         Section 3.10      Custody of the Project Fund...................................................    42
         Section 3.11      Nonpresentment of Bonds.......................................................    43
         Section 3.12      Monies to Be Held in Trust....................................................    43
         Section 3.13      Repayment From the Funds......................................................    43
         Section 3.14      Creation of Additional Accounts and Subaccounts;
                           Transfers of Monies Among Funds...............................................    43
         Section 3.15      Rebate Fund...................................................................    44
         Section 3.16      Rebate Deposits...............................................................    44
         Section 3.17      Rebate Disbursements..........................................................    44
         Section 3.18      Tax Certificates..............................................................    45
         Section 3.19      Refunding.....................................................................    45
         Section 3.20      Cost of Issuance Fund.........................................................    46
         Section 3.21      Custody of the Cost of Issuance Fund..........................................    46

ARTICLE IV COVENANTS OF THE CITY.........................................................................    46
         Section 4.1       Performance of Covenants......................................................    46
         Section 4.2       Instruments of Further Assurance..............................................    46
         Section 4.3       Payment of Principal, Premium, If Any, and Interest...........................    46
         Section 4.4       Conditions Precedent..........................................................    47
         Section 4.5       Supplemental Indentures; Recordation or Filing of
                           Security Instruments..........................................................    47
         Section 4.6       Rights Under the Loan Agreement...............................................    47

ARTICLE V REDEMPTION OF SERIES 2003 BONDS PRIOR TO MATURITY..............................................    48
         Section 5.1       Redemption of Bonds Upon Occurrence of Certain Events.........................    48
         Section 5.2       Redemption of Bonds Upon a Determination of Taxability........................    48
         Section 5.3       Sinking Fund..................................................................    48
         Section 5.4       Method of Selecting Bonds.....................................................    49
         Section 5.5       Notice of Redemption..........................................................    50
         Section 5.6       Bonds Due and Payable on Redemption Date;
                           Interest Ceases to Accrue.....................................................    51
         Section 5.7       Cancellation..................................................................    51
         Section 5.8       Partial Redemption of Bonds...................................................    51

ARTICLE VI INVESTMENTS...................................................................................    52
         Section 6.1       Investment of Funds...........................................................    52
         Section 6.2       Arbitrage.....................................................................    52
         Section 6.3       Allocation and Transfers of Investment Income.................................    53

ARTICLE VII DISCHARGE OF INDENTURE.......................................................................    54
         Section 7.1       Discharge of This Indenture...................................................    54
         Section 7.2       Liability of City Not Discharged..............................................    55

ARTICLE VIII DEFAULTS AND REMEDIES.......................................................................    56
         Section 8.1       Events of Default.............................................................    56
         Section 8.2       Remedies on Events of Default.................................................    56
         Section 8.3       Majority of Bondholders and Holders of Parity Indebtedness May Control
                           Proceedings...................................................................    58
         Section 8.4       Rights and Remedies of Bondholders............................................    58
         Section 8.5       Application of Monies.........................................................    58
         Section 8.6       Trustee May Enforce Rights Without Bonds......................................    61
         Section 8.7       Trustee to File Proofs of Claim in Receivership, Etc..........................    61
         Section 8.8       Delay or Omission No Waiver...................................................    61
         Section 8.9       No Waiver of one Default to Affect Another....................................    61
         Section 8.10      Discontinuance of Proceedings on Default; Position
                           of Parties Restored...........................................................    61
         Section 8.11      Waivers of Events Of Default..................................................    61
         Section 8.12      Trustee to Notify Parties of Default and Disclose
                           Information Relating to Default...............................................    61

ARTICLE IX CONCERNING THE TRUSTEE........................................................................    62
         Section 9.1       Duties of the Trustee.........................................................    62
         Section 9.2       Fee and Expenses of Trustee...................................................    64
         Section 9.3       Resignation or Replacement of Trustee.........................................    65
         Section 9.4       Conversion, Consolidation or Merger of Trustee................................    66
         Section 9.5       Trustee to Retain Information.................................................    66
         Section 9.6       Guaranty Agreement............................................................    66


ARTICLE X SUPPLEMENTAL INDENTURES AND AMENDMENTS OF THE LOAN AGREEMENT...................................    68
         Section 10.1      Supplemental Indentures.......................................................    68
         Section 10.2      Amendments, etc., of the Loan Agreement.......................................    69

ARTICLE XI MISCELLANEOUS.................................................................................    70
         Section 11.1      Evidence of Signature of Bondholders and Ownership of Bonds...................    70
         Section 11.2      Parties Interested Herein.....................................................    70
         Section 11.3      Titles, Headings, Etc.........................................................    70
         Section 11.4      Severability..................................................................    70
         Section 11.5      Governing Law.................................................................    71
         Section 11.6      Execution in Counterparts.....................................................    71
         Section 11.7      Notices.......................................................................    71
         Section 11.8      Payments Due on Nonbusiness Days..............................................    72
         Section 11.9      Provision of General Application..............................................    72

                               INDENTURE OF TRUST

         This INDENTURE OF TRUST, dated as of October 1, 2003 (as supplemented and amended, this "Indenture"), is executed by and between the CITY OF SPRINGDALE, ARKANSAS (the "City"), a body politic and corporate, and REGIONS BANK, having a corporate trust office in Little Rock, Arkansas, duly organized and existing under the laws of the State of Alabama, as Trustee (the "Trustee"), being authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the State of Alabama.

                                   WITNESSETH:

         WHEREAS, Advanced Environmental Recycling Technologies, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), requested that the City finance the cost of certain solid waste disposal facilities located within the City, in accordance with that certain Mortgage and Loan Agreement, dated as of October 1, 1999 (as amended, the "Original Loan Agreement"), between the City and the Company; and

         WHEREAS, Title 14, Chapter 267 of the Arkansas Code of 1987, Annotated, and Title 14, Chapter 164, Subchapter 2 of the Arkansas Code of 1987, Annotated (the "Act"), authorizes the City to finance such costs; and

         WHEREAS, in order to finance such costs, the City issued its City of Springdale, Arkansas Industrial Development Revenue Bonds (Advanced Environmental Recycling Technologies, Inc. Project) Series 1999A (the "Series 1999 Bonds") pursuant to and secured by an Indenture of Trust, dated as of October 1, 1999 (as amended, the "Original Indenture"), between the City and First National Bank of Springdale, as trustee, which trustee has been succeeded to in interest by the Trustee (as Trustee under the Original Indenture, the "Original Trustee"); and

         WHEREAS, the rights of the City in the Original Loan Agreement were assigned by the City to the Original Trustee pursuant to an Assignment of Mortgage, dated as of October 1, 1999; and

         WHEREAS, in order to provide funds to refund, redeem and discharge the Series 1999 Bonds, the City shall issue its City of Springdale, Arkansas Industrial Development Refunding Revenue Bonds (Advanced Environmental Recycling Technologies, Inc. Project) Series 2003 (the "Bonds") pursuant to and secured by this Indenture; and

         WHEREAS, the City and the Company shall execute a Mortgage and Loan Agreement, dated as of the date hereof (the "Loan Agreement"), pursuant to which the City will loan the proceeds of the Bonds to the Company, and the Company will obligate itself to repay such loan to the City; and

         WHEREAS, the Bonds shall be secured as provided herein and in the Loan Agreement; and

         WHEREAS, the Bonds and the Trustee's authentication certificate are to be substantially in the following form, with such necessary or appropriate variations, omissions and insertions as permitted or required by this Indenture:

                           (FORM OF SERIES 2003 BOND)

**Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the City or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the Registered Owner hereof, Cede & Co., has an interest herein.**

Except as provided in the Indenture herein described, upon any transfer of a Beneficial Ownership Interest (as defined in the Indenture) in the Series 2003 Bond, the purchaser thereof shall be deemed to have certified to the Trustee and acknowledged, represented and agreed with the Company and the Underwriter (as such terms are defined in the Indenture described herein) that such purchaser is acquiring the Series 2003 Bond for its owns account and that it is (i) a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the "1933 Act"), or (ii) an institutional "accredited investor," as defined in Rule 501(a)(1), (2), (3), or
(7) of the 1933 Act.

                        THE CITY OF SPRINGDALE, ARKANSAS

                 INDUSTRIAL DEVELOPMENT REFUNDING REVENUE BONDS

          (ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC. PROJECT)

                                   SERIES 2003

No. R-                                                     $____________________

                                                   Original
Interest Rate            Maturity Date            Issue Date              CUSIP
-------------            -------------            ----------              -----
    7.00%               October 1, 2017        October __, 2003        850260 DQ0

REGISTERED OWNER: CEDE & CO.

PRINCIPAL AMOUNT:

         THE CITY OF SPRINGDALE, ARKANSAS, a public body politic and corporate, organized and existing under the laws of the State of Arkansas (the "City"), for value received, hereby promises to pay, from the sources hereinafter described, the Principal Amount stated above, in lawful money of the United States of America, to the Registered Owner stated above or the registered assigns, on the Maturity Date stated above (unless this Bond shall have been called for prior redemption, in which case on such redemption date), upon the presentation and surrender hereof at the designated corporate trust office of Regions Bank, as Trustee (the "Trustee"), in Little Rock, Arkansas, or at the principal office of its successor in trust under an Indenture of Trust, dated as of October 1, 2003 (the "Indenture"), between the City and the Trustee, and to pay, from like sources, to the Registered Owner stated above as of the fifteenth day of the calendar month prior to an Interest Payment Date (the "Regular Record Date"), by check or draft mailed by the Trustee on the Interest Payment Date to such Registered Owner at his address as it last appears on the registration books kept for that purpose at the office of the Trustee, interest on said sum in like coin or currency from the Original Issue Date stated above or from the most recent date from which interest has been paid or duly provided for, at the Interest Rate stated above, payable semiannually on April 1 and October 1 of each year, commencing April 1, 2004, on the basis of a 360-day year composed of twelve 30-day months, until payment of the principal hereof has been made or provided for. The Trustee may make payments of principal at maturity or upon redemption and payment of interest by wire transfer within the United States to any owner of at least $1,000,000 in aggregate principal amount of the Bonds requesting the same in writing addressed to the Trustee as provided in this Indenture. Any interest not timely paid or duly provided for shall cease to be payable to the Registered Owner hereof at the close of business on the applicable Regular Record Date and shall be payable to the Registered Owner hereof at the close of business on a Special Record Date (as defined in the Indenture) for the payment of any defaulted interest. Such Special Record Date shall be fixed by the Trustee whenever monies become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Registered Owner hereof not less than ten days prior thereto. If the date for making any payment or the last day for performance of any act or the exercise of any right, as provided in this Bond, shall not be a "Business Day" as defined in this Indenture, such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Bond. Notwithstanding anything herein to the contrary, when this Bond is registered in the name of a Depository (as defined in this Indenture) or its nominee, the principal and redemption price of and interest on this Bond shall be payable in same day or federal funds delivered or transmitted to the Depository or its nominee.

         This Bond is one of a duly authorized series of bonds of the City designated as "City of Springdale, Arkansas Industrial Development Refunding Revenue Bonds (Advanced Environmental Recycling Technologies, Inc Project) Series 2003" (the "Bonds"). The Bonds have been issued under Title 14, Chapter 267 of the Arkansas Code of 1987, Annotated, and Title 14, Chapter 164, subchapter 2 of the Arkansas Code of 1987, Annotated (together, the "Act"), to refund and pay the City of Springdale, Arkansas Industrial Development Revenue Bonds (Advanced Environmental Recycling Technologies, Inc. Project) Series 1999A (the "Series 1999 Bonds"), originally issued to finance and refinance costs of acquiring, constructing and equipping certain solid waste recovery and manufacturing facilities (the "Facilities"); to fund a reserve fund with respect to the Series 1999 Bonds; and to fund certain costs of issuing the Series 1999 Bonds.

         This Bond is a limited obligation of the City payable solely from and secured by (a) a pledge of certain rights of the City under and pursuant to the Mortgage and Loan Agreement dated as of October 1, 2003 (the "Loan Agreement"), between the City and Advanced Environmental Recycling Technologies, Inc. (the "Company"), (b) a pledge of the Funds and Pledged Revenues other than the Rebate Fund (all as defined in the Indenture), (c) an assignment of the City's mortgage on the Property (as defined in the Indenture) (including personal property and equipment) and of the City's security interest in the Pledged Revenues (as defined in the Indenture) of the Company, and (d) a mortgage interest on facilities of the Company located in Lowell, Arkansas (the "Lowell Facilities"),
(e) a deed of trust interest on facilities of the Company located in Junction, Texas (the "Junction Facilities"), and (f) a Patent and Trademark Security Agreement from the Company for the benefit of the Trustee.

         This Bond shall not constitute or become an indebtedness, a debt or a liability of or a charge against the general credit or taxing power of the State of Arkansas or any county, city, city and county, town, school district, or other subdivision of the State of Arkansas or of any other political subdivision or body corporate and politic within the State of Arkansas other than the City (but only to the extent of the revenues pledged in this Indenture), and neither the State of Arkansas, nor any county, city, city and county, town, school district or other subdivision of the State of Arkansas, except the City to the extent provided above, shall be liable hereon; nor shall this Bond constitute the giving, pledging, or loaning of the faith and credit of the State of Arkansas, or any county, city, city and county, town, school district or other subdivision of the State of Arkansas or of any other political subdivision or body corporate and politic within the State of Arkansas, but shall be payable solely from the funds pledged therefor. The issuance of this Bond shall not, directly or indirectly or contingently, obligate the State of Arkansas or any subdivision of the State of Arkansas nor empower the City to levy or collect any form of taxes or assessments therefor or to create any indebtedness payable out of taxes or assessments or make any appropriation for the payment of this Bond, and such appropriation or levy is prohibited. The Bonds and the interest thereon do not constitute an indebtedness of the City within the meaning of any constitutional or statutory limitation.

         Reference is hereby made to the Indenture and the Loan Agreement for a description of the revenues pledged, the nature and extent of the security, the rights, duties and obligations of the City, the Trustee and the Registered Owners of the Bonds and the terms and conditions upon which the Bonds are, and are to be, secured, and a statement of the rights, duties, immunities and obligations of the City and the Trustee.

         The Bonds are subject to optional redemption by the City upon the written direction of the Company Representative as a whole or in part at any time, at a redemption price equal to the principal amount thereof to be redeemed and accrued interest to the redemption date, in certain event of damage, destruction or condemnation to the property of the Company located in

Springdale, Arkansas. The Bonds are also subject to optional redemption by the City upon the written direction of the Company Representative, as a whole, but not in part, at redemption prices equal to 110% of the principal amount thereof to be redeemed and accrued interest to the redemption date, as a condition precedent to the acquisition of substantially all of the assets of the Company or in the event of the merger or consolidation of the Company, as provided in the Loan Agreement.

         The Bonds are also subject to mandatory sinking fund redemption by lot in such manner as the Trustee may determine pursuant to the Indenture, at a redemption price equal to 100 percent of the principal amount thereof and accrued interest to the redemption date.

         Upon the occurrence of a Determination of Taxability, as defined in this Indenture, the Bonds are subject to mandatory redemption in whole at a redemption price equal to 105% of the Outstanding principal amount thereof, plus interest accrued to the redemption date, at the earliest practicable date selected by the Trustee, after consultation with the Company, but in no event later than 45 days following the Trustee's notification of the Determination of Taxability. The occurrence of a Determination of Taxability with respect to the Bonds will not constitute an Event of Default under this Indenture and the sole remedy of the Holders of the Bonds is the mandatory redemption of the Bonds pursuant to this paragraph.

         In the event less than all Bonds are to be redeemed pursuant to the optional or special redemption provisions of this Indenture, they shall be redeemed in such order of maturity as the Company Representative shall determine (less than all of the Bonds of a single maturity to be selected by lot in such manner as the Trustee may determine). Except as hereinafter provided, notice of the call for redemption shall be given by the Trustee by mailing by first class mail a copy of the redemption notice not more than 45 days nor less than 30 days prior to the redemption date to the Registered Owners of Bonds to be redeemed in whole or in part at the address of such Registered Owner last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption of such Bonds for which no such failure or defect occurs. All Bonds called for redemption will cease to bear interest after the specified redemption date, provided collected funds for their payment are on deposit at the place of payment at the time of redemption.

         Notwithstanding the foregoing, no additional notice shall be required with respect to mandatory sinking fund redemption unless requested by the holders of 100% of the principal amount of the Bonds, and Bonds need not be presented for mandatory sinking fund redemption payment.

         The Bonds are issuable only as fully registered bonds in the minimum denominations of $100,000 and in any integral multiple of $5,000 in excess thereof. The Bonds shall initially be registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"), to be held in a book entry system and: (i) such Bonds shall be registered in the name of the DTC or its nominee, as Bondholder, and immobilized in the custody of DTC; (ii) unless otherwise requested by DTC, there shall be a single Bond certificate for each maturity; and (iii) such Bonds shall not be transferable or exchangeable, except for transfer to another depository or another nominee of a depository, without further action by the City. The owners of beneficial interest in the Bonds shall not have any right to receive Bonds in the form of physical certificates. If any depository determines not to continue to act as a depository for the Bonds for use in a book entry system, the City may attempt to have established a securities depository/book entry system relationship with another qualified depository under this Indenture. If the City does not or is unable to do so, the City and the Trustee, after the Trustee has made provision for notification to the owners of book entry interests by the then depository, shall permit withdrawal of the Bonds from the depository, and authenticate and deliver Bond certificates in fully registered form (in authorized denominations of not less than $100,000 in excess thereof) to the assignees of the depository or its nominee.

         While a depository is the sole holder of the Bonds, delivery or notation of partial redemption of Bonds shall be effected in accordance with the provisions of the Letter of Representations, as defined in this Indenture.

         In addition to the words and terms defined elsewhere in this Bond, the following terms shall have the following meanings:

         "Beneficial Owner" means, with respect to the Bonds, a person owning a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

         "Beneficial Ownership Interest" means the beneficial right to receive payments and notices with respect to the Bonds which are held by a Depository under a book entry system.

         "Book entry form" or "book entry system" means, with respect to the Bonds, a form or system, as applicable, under which (i) the Beneficial Ownership Interests may be transferred only through a book entry and (ii) physical Bond certificates in fully registered form are registered only in the name of a Depository or its nominee as holder, with the physical Bond certificates "immobilized" in the custody of the Depository. The book entry system maintained by and the responsibility of the Depository (and not maintained by or the responsibility of the City or the Trustee) is the record that identifies, and records the transfer of the interests of, the owners of beneficial (book entry) interests in the Bonds.

         "Depository" means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book entry system to record ownership of book entry interests in Bonds, and to effect transfers of book entry interests in Bonds, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

         "Direct Participant" means a Participant as defined in the Letter of Representations.

         "Indirect Participant" means a Person utilizing the book entry system of the Depository by, directly or indirectly, clearing through or maintaining a custodial relationship with a Direct Participant.

         NEITHER THE CITY, THE COMPANY, NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO ANY DIRECT PARTICIPANT, INDIRECT PARTICIPANT OR ANY BENEFICIAL OWNER OR ANY OTHER PERSON NOT SHOWN ON THE REGISTRATION BOOKS OF THE TRUSTEE AS BEING A HOLDER WITH RESPECT TO: (1) THE BONDS; (2) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DIRECT PARTICIPANT OR INDIRECT PARTICIPANT; (3) THE TIMELY OR ULTIMATE PAYMENT BY DTC OR ANY DIRECT PARTICIPANT OR INDIRECT PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OR REDEMPTION PRICE OF OR INTEREST ON THE BONDS; (4) THE DELIVERY BY ANY DIRECT PARTICIPANT OR INDIRECT PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THIS INDENTURE TO BE GIVEN TO REGISTERED OWNERS; (5) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (6) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS REGISTERED OWNER.

         Except for the 15 days next preceding the mailing of notice of redemption of the Bonds (and, if this Bond or portion thereof is called, the period following the giving of such notice), this Bond is fully transferable by the Registered Owner hereof in person or by his duly authorized attorney on the registration books kept at the principal office of the Trustee upon surrender of this Bond, together with a duly executed written instrument of transfer satisfactory to the Trustee. Upon such transfer, a new fully registered bond or bonds of authorized denomination or denominations for the same aggregate principal amount and maturity will be issued to the transferee in exchange therefor, all upon payment of the charges and subject to the terms and conditions set forth in this Indenture. The City and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof, whether or not this Bond shall be overdue, for the purpose of receiving payment (except as provided above with respect to Regular and Special Record Dates) and for all other purposes, and neither the City nor the Trustee shall be affected by any notice to the contrary. Bonds which are reissued upon transfer, exchange or other replacement shall bear interest from the most recent Interest Payment Date to which interest has been paid or duly provided for, or if no interest has been paid, then from the Original Issue Date.

         To the extent permitted by, and as provided in the Indenture, modifications or amendments of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the City and of the owners of the Bonds may be made with the consent of the City and, in certain instances, with the consent of the owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding; provided, however, that no such modification or amendment shall be made which will affect the terms of payment of the principal of, premium, if any, or interest on any of the Bonds which are unconditional, unless consented to by all Bondholders. Any such consent by the owner of this Bond shall be conclusive and binding upon such owner and upon all future owners of this Bond and of any bond issued upon the transfer or exchange of this Bond whether or not notation of such consent is made upon this Bond.

         The owner of this Bond shall have no right to enforce the provisions of the Indenture, the provisions of which are incorporated herein by this reference, or to institute action to enforce the pledge, assignment or covenants made therein or to take any action with respect to an Event of Default under the Indenture or to institute, appear in or defend any suit, action or other proceeding at law or in equity with respect thereto, except as provided in this Indenture. In case an Event of Default under the Indenture shall occur, the principal of all the Bonds at any such time Outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in this Indenture. The Indenture provides that such declaration may in certain events be rescinded and annulled by the Trustee under certain circumstances.

         Neither the members of the City Council of the City nor any person executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

         It is hereby certified, recited and declared that all conditions, acts and things required by the Constitution or statutes of the State of Arkansas or by the Act or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed.

         This Bond shall not be entitled to any benefit under this Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose until the Trustee shall have signed the certificate of authentication hereon.

         IN WITNESS WHEREOF, the CITY OF SPRINGDALE, ARKANSAS has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Mayor, and a facsimile of its corporate seal to be affixed hereon and attested by the manual or facsimile signature of its City Clerk.

[SEAL]
                                             CITY OF SPRINGDALE, ARKANSAS

                                             By: /s/ JERRE VAN HOOSE
                                                 -------------------
Attest:                                              Mayor

By: /s/ DENISE PEARCE
    ---------------------------
       City Clerk

                              (FORM OF ASSIGNMENT)

FOR VALUE RECEIVED, _________________ the undersigned, hereby sells. assigns and transfers unto:

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________
                    TAX IDENTIFICATION OR SOCIAL SECURITY NO.

the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________       ___________________________________________________
                             NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever. Signature must be guaranteed by a member of a Medallion Signature Program.

                (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

         This is one of the Bonds described in the within mentioned Indenture of Trust.

                                            REGIONS BANK

                                            By _________________________________
                                               Authorized Officer

         WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the City and to constitute this Indenture a valid, binding and legal instrument for the security of the Bonds in accordance with its terms, have been done and performed;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That the City, in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Bonds by the owners thereof and of the sum of One Dollar to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on all Bonds at any time Outstanding under this Indenture according to their tenor and effect and to secure the performance and observance of all the covenants and conditions in the Bonds and herein contained, and to declare the terms and conditions upon and subject to which the Bonds are issued and secured, has executed and delivered this Indenture and has granted, bargained, sold, alienated, assigned, pledged, set over and confirmed, and by these presents does grant, bargain, sell, alienate, assign, pledge, set over and confirm unto Regions Bank, as Trustee, and to its successors and assigns forever, all and singular the following described property, franchises and income:

                  A. The Loan Agreement, including the rights of the City under and pursuant to the Loan Agreement (other than the rights of the City under Sections 5.1(f), 8.5 and 10.4 of the Loan Agreement and other than the rights of the City to perform certain discretionary acts as reserved in the Loan Agreement) and the rights, title and interests granted, pledged, bargained, sold, conveyed and mortgaged by the Company therein, including Pledged Revenues (as herein defined).

                  B. All Funds (except the Rebate Fund) established under this Indenture, except for monies deposited with or paid to the Trustee for the redemption of Bonds, notice of the redemption or tender of which has been duly given, and all Pledged Revenues payable to the Trustee by or for the account of the City pursuant to the Loan Agreement and this Indenture, subject only to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in this Indenture.

                  C.       The Principal Guaranty.

                  D. Any and all other interests in real or personal property of every name and nature from time to time hereafter by delivery or by writing of any kind specifically mortgaged, pledged or hypothecated, as and for additional security hereunder by the City or by anyone in its behalf or with its written consent in favor of the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

         TO HAVE AND TO HOLD the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended to be, to the Trustee and its successors in said trust and assigns forever;

         IN TRUST, NEVERTHELESS, upon the terms herein set forth for the equal and proportionate benefit, security and protection of all owners of the Bonds issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any other of the Bonds except as specifically provided herein:

         PROVIDED, HOWEVER, that if the City, its successors or assigns shall well and truly pay, or cause to be paid, the principal of the Bonds and the premium, if any, and the interest due or to become due thereon, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Principal Fund and the Bond Interest Fund as hereinafter required or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, or certain securities as herein permitted, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments, this Indenture and the rights hereby granted shall cease, terminate and be void; otherwise, this Indenture to be and remain in full force and effect.

         THIS INDENTURE FURTHER WITNESSETH and it is expressly declared that all Bonds issued and secured hereunder are to be issued, authenticated and delivered, and all said property, rights, interests and revenues and funds hereby pledged and assigned are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the City has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective owners from time to time of the Bonds as follows:

                                    ARTICLE I

               DEFINITIONS; BOND INDENTURE TO CONSTITUTE CONTRACT

         Section 1.1. Definitions. All words and phrases not otherwise defined herein shall have the same meanings as assigned to such words and phrases in Article I of the Loan Agreement and in Article I of this Indenture. In addition, the following terms, except where the context indicates otherwise, shall have the respective meanings set forth below:

         "Act" means, collectively, Title 14, Chapter 267 of the Arkansas Code of 1987, Annotated, and Title 14, Chapter 164, Subchapter 2, of the Arkansas Code of 1987, Annotated.

         "Additional Indebtedness" means all Indebtedness of the Company other than the Loan.

         "Approved Purchasers" means (i) Weyerhaeuser Company or any division or subsidiary or parent thereof, (ii) Lowe's Companies, Inc. or any division or subsidiary or parent thereof, and (iii) any additional purchaser approved by the holders of a majority in principal amount of the Bonds.

         "Assignment" means the Assignment of Mortgage and Loan Agreement, dated as of October 1, 2003, from the City to the Trustee.

         "Audited Financial Statements" means, as to the Company, financial statements for a Fiscal Year, or for such other period for which an audit has been performed, prepared in accordance with generally accepted accounting principles, which have been audited and reported upon by independent certified public accountants.

         "Balloon Long-Term Indebtedness" means Long-Term Indebtedness 20 percent or more of the principal payments of which are due in any 12-month period, which portion of the principal is not required by the documents pursuant to which such Indebtedness is issued to be amortized by redemption prior to such date.

         "Beneficial Owner" means, with respect to any Bonds in Book Entry Form, a Person owning a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

         "Beneficial Ownership Interest" means the beneficial right to receive payments and notices with respect to the Bonds which are held by a Depository under a book entry system.

         "Board" means the Board of Directors of the Company.

         "Bonds" or "Series 2003 Bonds" means the City of Springdale, Arkansas Industrial Development Refunding Revenue Bonds (Advanced Environmental Recycling Technologies, Inc. Project) Series 2003.

         "Bond Interest Fund" means the Bond Interest Fund created in this Indenture.

         "Bond Principal Fund" means the Bond Principal Fund created in this Indenture.

         "Bondholder" or "holder" or "owner" of Bonds means the Registered Owner of any Bond.

         "Book Entry Form" or "book entry system" means, with respect to any Bonds, a form or system, as applicable, under which (i) the Beneficial Ownership Interests may be transferred only through a book entry and (ii) physical Bond certificates in fully registered form are registered only in the name of a Depository or its nominee as Holder, with the physical Bond certificates "immobilized" in the custody of the Depository. The book entry system maintained by and the responsibility of the Depository (and not maintained by or the responsibility of the City or the Trustee) is the record that identifies, and records the transfer of the interests of, the owners of book entry interests in such Bonds.

         "Business Day" means any day other than a Saturday, a Sunday or any other day on which the New York Stock Exchange or banks are authorized or obligated by law or executive order to close in New York, New York, or any city in which the principal corporate trust office of the Trustee is located.

         "City" means the City of Springdale, Arkansas, or any public corporation succeeding to its rights and obligations under the Loan Agreement.

         "City Officer" means the Mayor or other officer of the City, and, when used with reference to an act or document, also means any other person authorized by resolution of the City to perform such act or sign such document.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued from time to time thereunder.

         "Commitment Indebtedness" means the obligation of the Company to repay amounts disbursed pursuant to a commitment from a financial institution to refinance when due other Indebtedness (including accrued and unpaid interest thereon) of the Company or to purchase when tendered for purchase by the holder thereof in accordance with the terms thereof other Indebtedness (including accrued and unpaid interest thereon) of the Company, which other Indebtedness was incurred in accordance with the provisions of the Loan Agreement, plus any fees payable to such financial institution for such commitment and any other expenses (including collection) thereunder, including, without limitation, amounts disbursed and fees and expenses payable in connection with any Credit Facility.

         "Company" or "Corporation" means Advanced Environmental Recycling Technologies, Inc., a Delaware corporation, and its successors and assigns.

         "Company Representative" or "Corporation Representative" means the executive director or chief financial officer of the Company or any other person designated as such by an instrument in writing delivered to the City and the Trustee by the chief executive officer of the Company or chief financial officer.

         "Completion Date" means the date of the completion of the acquisition, construction, improvement and equipping of the Facilities described in Exhibit B to the Loan Agreement, as evidenced by the certificate of the Company filed with the Trustee as required by the Loan Agreement.

         "Completion Indebtedness" means any Long-Term Indebtedness incurred by the Company for the purpose of financing the completion of the acquisition, construction or equipping of the facilities for which Long-Term Indebtedness has theretofore been incurred in accordance with the provisions of the Loan Agreement, to the extent necessary to provide a completed and equipped facility of the type and scope contemplated at the time that such Long-Term Indebtedness theretofore incurred was originally incurred, and, to the extent the same shall be applicable, in accordance with the general plans and specifications for such facility as originally prepared with only such changes as have been made in conformance with the documents pursuant to which such Long-Term Indebtedness theretofore incurred was originally incurred.

         "Consultant" means a firm or firms designated in a certificate of the Company Representative which is not, and no member, stockholder, director, officer, trustee or employee of which is, an officer, director, trustee or employee of the Company, and which is a professional management consultant of national repute for having the skill and experience necessary to render the particular report required by the provision of the Loan Agreement in which such requirement appears.

         "Cost of Issuance Fund" means the Cost of Issuance Fund created pursuant to this Indenture.

         "Cost of the Project" means the sum total of all reasonable or necessary costs incidental to the financing of the Facilities described in the Loan Agreement.

         "Credit Facility" means a line of credit, letter of credit, standby bond purchase agreement or similar credit enhancement or liquidity facility established in connection with the issuance of Indebtedness to provide credit or liquidity support for such Indebtedness.

         "Current Assets" means unrestricted cash of the Company or other assets of the Company which are expected to be converted into cash or consumed in the production of income within the greater of one year and the normal operating cycle of the Company, all determined in according with generally accepted accounting principles.

         "Current Liabilities" means liabilities of the Company expected to be liquidated in the greater of one year and the normal operating cycle of the Company, excluding any liability otherwise classified as current which will be settled from other than Current Assets, all determined in according with generally accepted accounting principles.

         "Current Ratio" means the ratio of Current Assets to Current
Liabilities.

         "Debt to Equity Ratio" means the ratio of (i) Indebtedness to (ii) excess of total assets of the Company over total liabilities.

         "Depository" means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book entry system to record ownership of book entry interests in bonds, and to effect transfers of book entry interests in bonds in book entry form, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

         "Determination of Taxability" means and shall occur when, (i) the Trustee receives written notice from the Company or a majority of Bondholders, supported by an Opinion of Bond Counsel which shall be a nationally recognized firm with expertise in the area of federal taxation of municipal bonds, that interest on the Bonds is includable in the gross income of Holders of the Bonds of any series for federal income tax purposes or (ii) the Internal Revenue Service shall claim in writing that interest on the Bonds of any series is includable in the gross income of Holders of such Bonds for federal income tax purposes.

         "Direct Participant" means a Participant as defined in the Letter of Representations.

         "Environmental Law" means (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1976, 42 U.S.C. Sections 9601 et seq.; (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by SARA, 42 U.S.C. Sections 1820 et seq.; (iii) the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1810 et seq.; (iv) the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.; (v) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 9601 et seq.; (vi) the Clean Water Act, 33 U.S.C. Sections 1251 et seq.; (vii) the Clean Air Act, 42 U.S.C. Sections 7412 et seq.; and (viii); and any related laws of the State of Arkansas or ordinances or resolutions of the City, as any such acts, powers and duties may be amended, modified or supplemented and any regulations promulgated pursuant to any of the foregoing statutes.

         "Escrowed Interest" means amounts (but not including any interest earnings thereon, except as otherwise provided in the Loan Agreement) deposited in escrow in connection with the issuance of Long-Term Indebtedness and either held as cash or invested in noncallable

Government Obligations to pay interest on such Long-Term Indebtedness (but shall not include capitalized or borrowed interest).

         "Equipment" means those items of machinery, equipment or other personal property installed in the Improvements and pledged to the repayment of the Loan pursuant to the Loan Agreement, and any item of machinery, equipment or other personal property or fixtures acquired and installed in substitution or replacement thereof, less such machinery, equipment or other personal property or fixtures as may be released from such pledge pursuant to the Loan Agreement or taken by exercise of the power of eminent domain as provided in the Loan Agreement, as such items may at any time exist.

         "Event of Default" or "event of default" means those defaults specified in this Indenture or the Loan Agreement, as appropriate.

         "Facilities" means the solid waste disposal facilities of the Company financed or refinanced with proceeds of the Series 1999 Bonds, located in the City of Springdale, Arkansas, as more particularly described in Exhibit B to the Loan Agreement.

         "Fiscal Year" means the fiscal year of the Company.

         "Funds" means the Project Fund, the Bond Principal Fund, the Bond Interest Fund, the Reserve Fund and the Rebate Fund, and any account created therein, all as established and created by this Indenture.

         "Governing Body" means the Board of Directors of the Company.

         "Government Obligations" means:

                           1.       (a)     Direct obligations (other than an
obligation subject to variation in principal repayment) of the United States of America;

                                    (b)     obligations fully and
unconditionally guaranteed as to timely payment of principal and interest by the United States of America;

                                    (c)     obligations fully and
unconditionally guaranteed as to timely payment of principal and interest by any agency or instrumentality of the United States of America when such obligations are backed by the full faith and credit of the United States of America;

                                    (d)     evidences of ownership or
proportionate interests in future interest and principal payments on obligations described above held by a bank or trust company as custodian, under which the owner of the investment is the real party in interest and has the right to proceed directly and individually against the obligor and the underlying government obligations are not available to any person claiming through the custodian or to whom the custodian may be obligated, provided, however, that Government Obligations described in this subsection (d) may only be used in connection with a defeasance of the Bonds under this Indenture; or

                                    (e)      securities of or other interests in
any open-end or closed-end management type investment company or investment trust registered under the federal "Investment Company Act of 1940," 15 U.S.C.
Section 80(a)-1 et seq., if the portfolio of such investment company or investment trust is limited to United States of America obligations which are backed by the full faith and credit of the United States of America and to repurchase agreements fully collateralized by such obligations and if any such investment company or investment trust actually takes delivery of such collateral, either directly or through an authorized custodian.

                           2.       Pre-refunded municipal obligations rated
"AAA" by Standard & Poor's Rating Services and "AAA" by Moody's Investors Service meeting the following requirements:

                                    (a)      the municipal obligations are (i)
not subject to redemption prior to maturity or (ii) the bond trustee therefor has been given irrevocable instructions concerning their call and redemption and the issuer of the municipal obligations has covenanted not to redeem such municipal obligations other than as set forth in such instructions;

                                    (b)      the municipal obligations are
secured by cash or obligations described in paragraphs (1)(a), (b), (c), (d) or
(e) above, which may be applied only to payment of the principal of, interest and premium on such municipal obligations;

                                    (c)      the principal of and interest on
the obligations described in paragraphs (1)(a), (b), (c), (d) or (e) above (plus any cash in the escrow) has been verified by the report of independent certified public accountants to be sufficient to pay in full all principal of, interest and premium, if any, due and to become due to the municipal obligations ("Verification");

                                    (d)      the cash or obligations described
in paragraph (1) above serving as security for the municipal obligations are held by an escrow agent or trustee in trust for owners of the municipal obligations;

                                    (e)      no substitution of an obligation
described in paragraph (1) above shall be permitted except with another obligation described in paragraph (1) above and upon delivery of a new Verification; and

                                    (f)      the cash or obligations described
in paragraph (1) above are not available to satisfy any other claims, including those by or against the bond trustee or escrow agent.

         "Guarantor" means Marjorie Brooks as guarantor under the Principal Guaranty.

         "Guaranty" means any obligation of the Company guaranteeing in any manner, directly or indirectly, any obligation of any Person, which obligation of such other Person would, if such obligation were the obligation of the Company, constitute Indebtedness under the Loan Agreement. For the purposes of the Loan Agreement, so long as no payments are required to be made under such Guaranty and so long as such Guaranty constitutes a contingent liability under generally accepted accounting principles, the aggregate principal amount of any indebtedness in respect of which the Company shall have executed and delivered its Guaranty shall be deemed to be equal to 20 percent of the principal amount borrowed under such guaranteed indebtedness Outstanding at the time any computation is being made, and the aggregate annual principal and interest payments on any indebtedness in respect of which the Company shall have executed and delivered its Guaranty shall be deemed to be equal to 20 percent of the amount which would be payable as principal of and the interest on the indebtedness for which a Guaranty shall have been issued during the Fiscal Year for which any computation is being made, provided that if there shall have occurred a default under the guaranteed obligation of any direct or indirect payment by the Company on such Guaranty, then, during the period commencing on the date of such default of payment and ending as the case may be on the day on which such default is cured or on the day which is two years after such other Person resumes making all payments on such guaranteed obligation, 100 percent of such guaranteed indebtedness shall be taken into account.

         "Hazardous Material" means: (i) any substances defined as "hazardous substances," "pollutants," "contaminants," "hazardous materials," "hazardous wastes," or "hazardous or toxic substances" or related materials as now or hereafter defined in any Environmental Law, (ii) those substances listed or otherwise identified as substances of the type referred to in the preceding subsection (i) in the regulations adopted and issued pursuant to any Environmental Law, as the same may be amended, modified or supplemented; (iii) any friable asbestos, airborne asbestos in excess of that generally found in the atmosphere, respectively, where the facilities of the Company are located, or any substance or material containing asbestos, excluding any such materials located on the solid waste disposal or manufacturing facilities of the Company prior to the date of the Loan Agreement so long as such materials are contained, maintained, abated, or removed in compliance with all applicable Environmental Laws; and (iv) any substance the presence of which on the Facilities is prohibited by any applicable Environmental Law; provided that Hazardous Material shall not include any such substances used in or resulting from the ordinary operation of a facility constituting solid waste recycling facilities or for the cleaning of the Facilities; provided that such substances are stored, handled and disposed of in compliance with all applicable Environmental Laws and other applicable laws and regulations.

         "Improvements" means the real property improvements located on the Site and pledged pursuant to the Loan Agreement.

         "Income Available for Debt Service" means, as to any Fiscal Year or other specified period, (i) excess of revenues over expenses of the Company before depreciation, amortization and interest expense on Long-Term Indebtedness, as determined from the Audited Financial Statements or as otherwise herein provided, provided that unrealized gains and losses on investments will not be recognized in the calculation of Income Available for Debt Service, plus (ii) capitalized or funded interest available for and scheduled to be applied to interest obligations accrued during such period; provided, however, that (1) no determination thereof shall take into account any gain or loss resulting from either the extinguishment of Indebtedness or the sale, exchange or other disposition of capital assets not made in the ordinary course of business, and (2) revenues shall not include earnings from the investment of Escrowed Interest or earnings constituting Escrowed Interest.

         "Indebtedness" means (i) all obligations of the Company for borrowed money including, but not limited to, the Loan, (ii) all installment sales, conditional sales and capital lease obligations incurred or assumed by the Company as purchaser, and (iii) all Guaranties, whether constituting Long-Term Indebtedness or Short-Term Indebtedness. Indebtedness shall not include any other obligation incurred by the Company in the ordinary course of business, any obligation to contribute to self-insurance, pension or other risk management programs, indemnification obligations incurred with respect to Commitment Indebtedness, or any fees or expenses payable in connection with the incurrence of Indebtedness.

         "Indenture" means this Indenture of Trust between the City and the Trustee, including any indentures supplemental thereto made in conformity therewith, pursuant to which the Bonds are authorized to be issued and secured.

         "Independent Architect" means an architect, engineer or firm of architects and engineers selected by the Company with the approval of a majority in principal amount of the Bondholders.

         "Indirect Participant" means a Person utilizing the book entry system of the Depository by, directly or indirectly, clearing through or maintaining a custodial relationship with a Direct Participant.

         "Insurance Consultant" means a firm or Person selected by the Company Representative and approved by a majority of the Bondholders or Beneficial Owners which is not, and no member, stockholder, director, trustee, officer or employee of which is, an officer, director, trustee or employee of the Company and which is qualified to survey risks and to recommend insurance coverage for solid waste recycling facilities and services and organizations engaged in such operations and which may provide insurance coverage for the Company.

         "Interest Payment Dates" means April 1 and October 1 of each year, commencing April 1, 2004.

         "Junction Deed of Trust" means the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of the date hereof with respect to certain property of the Company located in Junction, Texas.

         "Junction Property" means the real property described in the Junction Deed of Trust.

         "Letter of Representations" means any Letter of Representations from the City and the Trustee to the Depository which may be entered into in connection with the issuance of the Bonds in a book entry system, as supplemented and amended from time to time.

         "Lien" means any mortgage, deed of trust or pledge of, security interest in, or encumbrance on, the assets of the Company or sale of accounts receivable with recourse of, the Company which secures any Indebtedness.

         "Loan" means the loan by the City to the Company of the proceeds from the sale of the Bonds (exclusive of accrued interest paid by the initial purchasers of any Bonds) pursuant to the Loan Agreement.

         "Loan Agreement" means the Mortgage and Loan Agreement between the City and the Company, dated as of October 1, 2003, and any amendments and supplements thereto made in conformity with the requirements thereof and of this Indenture.

         "Loan Payments" means those payments required to be paid by the Company identified as Loan Payments pursuant to the Loan Agreement.

         "Long-Term Debt Service Coverage Ratio" means, except as otherwise provided in the Loan Agreement, for any Fiscal Year or other specified period, the ratio determined by dividing the Income Available for Debt Service by Maximum Annual Debt Service. When calculating the Long-Term Debt Service Coverage Ratio, (i) capitalized interest shall not be counted as income unless it will be available and applied in the same year as the Maximum Annual Debt Service will occur, and (ii) payments to be made in respect of principal and interest on any revolving credit or similar agreement secured solely by a pledge of accounts receivable and inventory shall not be included in determining Maximum Annual Debt Service.

         "Long-Term Debt Service Requirement" means, for any Fiscal Year or other specified period, the aggregate of the payments to be made in respect of principal and interest (whether or not separately stated) on Outstanding Long-Term Indebtedness of the Company during such period, also taking into account:

                                    (i)      with respect to Balloon Long-Term
Indebtedness, (a) the amount of principal which would be payable in such period if such principal were amortized from the date of incurrence thereof over a period of 20 years on a level debt service basis at an interest rate equal to the rate borne by such Indebtedness on the date calculated, except that if the date of calculation is within 12 months of the actual maturity of such Indebtedness, the full amount of principal payable at maturity shall be included in such calculation, or (b) principal payments or deposits with respect to Indebtedness secured by an irrevocable letter of credit issued by, or an irrevocable line of credit with a bank having a combined capital and surplus of at least $50,000,000, or insured by an insurance policy issued by any insurance company rated at least "A" by Alfred M. Best Company or its successors in Best's Insurance Reports or its successor publication, nominally due in the last Fiscal Year in which such Indebtedness matures may, at the option of the Company Representative, be treated as if such principal or interest payments or deposits were due as specified in any loan agreement issued in connection with such letter of credit, line of credit or insurance policy or pursuant to the repayment provisions of such letter of credit, line of credit or insurance policy, and interest on such Indebtedness after such Fiscal Year shall be assumed to be payable pursuant to the terms of such loan agreement or repayment provisions;

                                    (ii)     with respect to Long-Term
Indebtedness which is Variable Rate Indebtedness, the interest on such Indebtedness shall be calculated at the rate which is equal to the average of the actual interest rates which were in effect (weighted according to the length of the period during which each such interest rate was in effect) for the most recent 12-month period immediately preceding the date of calculation for which such information is available (or such shorter period, but not less than six months, if such information is not available for a 12-month period), except that with respect to new Variable Rate Indebtedness, and Variable Rate Indebtedness issued within the last six months, the interest rate for such Indebtedness for the initial interest rate period shall be such interest rate as determined in writing delivered to the Trustee by a banking, investment banking or financial advisory firm, which shall be knowledgeable in matters relating to finance for solid waste recycling facilities; and

                                    (iii)    with respect to any Commitment
Indebtedness providing for payment of other Long-Term Indebtedness, to the extent that amounts are not then due and owing for advances made by the creditor with respect thereto, the principal and interest relating to such Commitment Indebtedness shall not be included in any computations with respect to Income Available for Debt Service or the Long-Term Debt Service Requirement; provided, however, that interest shall be excluded from the determination of Long-Term Debt Service Requirement to the extent that Escrowed Interest is available to pay such interest (but the amount excluded shall not take into account interest earnings on such Escrowed Interest unless there shall have been delivered to the Trustee a report of an independent firm of nationally recognized certified public accountants verifying that such amount of interest can be timely paid from such escrow).

         "Long-Term Indebtedness" means all Indebtedness having a maturity longer than one year incurred or assumed by the Company, including:

                           (i)      money borrowed for an original term, or
renewable at the option of the borrower for a period from the date originally incurred, longer than one year;

                           (ii)     leases which are required to be capitalized
in accordance with generally accepted accounting principles having an original term, or renewable at the option of the lessee for a period from the date originally incurred, longer than one year;

                           (iii)    installment sale or conditional sale
contracts incurred or assumed by the Company as purchaser having an original term in excess of one year;

                           (iv)     Short-Term Indebtedness if a commitment by a
financial lender exists to provide financing to retire such Short-Term Indebtedness and such commitment provides for the repayment of principal on terms which would, if such commitment were implemented, constitute Long-Term Indebtedness; and

                           (v)      the current portion of Long-Term
Indebtedness.

         "Lowell Mortgage" means the Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of the date hereof, with respect to certain property of the Company located in Lowell, Arkansas.

         "Lowell Property" means the real property described in the Lowell Mortgage.

         "Maximum Annual Debt Service" means the highest Long-Term Debt Service Requirement for any current or succeeding Fiscal Year or other specified period.

         "Monthly Payments" means monthly payments to be made by the Company pursuant to the Loan Agreement in an amount equal to (a) the sum of (i) the quotient obtained by dividing the amount of principal and redemption premium, if any, of the Bonds due and payable on the next succeeding payment date for principal (whether at their stated maturities, date called for optional redemption or by mandatory sinking fund redemption) by twelve (12), and (ii) the quotient obtained by dividing the interest due and payable on the Bonds on the next succeeding Interest Payment Date by six (6), and (b) any deposits to the Reserve Fund required pursuant to the Loan Agreement.

         "Net Book Value" when used in connection with Property, Plant and Equipment or other property means the value of such property, net of accumulated depreciation or amortization, if applicable and as the case may be, as it is carried on the books of the Company in conformity with generally accepted accounting principles.

         "Net Proceeds" means the gross proceeds of any insurance or condemnation awards or the gross proceeds received pursuant to any title insurance policy with respect to any Property, Plant and Equipment pledged to the payment of the Loan pursuant to the Loan Agreement, the Lowell Mortgage or the Junction Deed of Trust, less such fees and expenses incurred in collecting the same.

         "Nonrecourse Indebtedness" means any Indebtedness incurred to finance the purchase by the Company of tangible property secured solely by a Lien on such property, the liability for which is limited to the property subject to such Lien with no recourse, directly or indirectly, to any other assets of the Company.

         "Notice Beneficial Owners" means those Beneficial Owners who have given their addresses and facsimile numbers to the Company.

         "Officer's Certificate" means a certificate signed by the Company Representative. Each Officer's Certificate presented pursuant to the Loan Agreement shall state that it is being delivered pursuant to (and shall identify the section or subsection of), and shall incorporate by reference and use in all appropriate instances all terms defined in, the Loan Agreement.

         "Operating Expenses" shall mean all expenditures required in the operation and maintenance of the Improvements including those that result in both current period expenses as well as current assets or current liabilities under generally accepted accounting principles, and including, the following items, without intending to limit the generality of the foregoing:

                                    (a)      expenditures for operation
(including all utilities and fees payable under management and/or operating agreements), maintenance, repair, alterations, insurance and inspection;

                                    (b)      salaries and expenditures for
professional, managerial, supervisory, administrative, engineering, architectural, legal, financial, auditing and consulting services, including the reasonable annual compensation and expenses of the officers and directors of the Company allocable to the Improvements and including the fees of and other amounts payable to the Trustee and the City;

                                    (c)      all taxes or contributions or
payments in lieu thereof, assessments and charges, including, without intending to limit the generality of the foregoing, income, profits, sales, use, property, franchise, and excise taxes;

                                    (d)      obligations under contracts for
supplies, services and pensions and other employee benefits;

                                    (e)      purchases of merchandise and other
inventory items; and

                                    (f)      rentals payable under leases not
intended by the Company to evidence the acquisition of capital assets, as determined in accordance with generally accepted accounting principles; provided, however, that rentals payable under leases which, under generally accepted accounting principles would be treated as evidencing the acquisition of a capital asset shall be includable within Operating Expenses, if so designated by the

Company,provided, however, the term "Operating Expenses" shall not be construed to include (i) depreciation, (ii) amortization, and (iii) the annual Long-Term Debt Service Requirement.

         "Opinion of Bond Counsel" means an opinion in writing signed by an attorney or firm of attorneys acceptable to the Trustee and experienced in the field of municipal bonds whose opinions are generally accepted by purchasers of municipal bonds.

         "Opinion of Counsel" means an opinion in writing signed by an attorney or firm of attorneys, acceptable to the Trustee, who may be counsel for the Company or other counsel acceptable to the Trustee.

         "Outstanding" means, as of any particular time, all Bonds which have been duly authenticated and delivered by the Trustee under this Indenture, except:

                                    (a)      Bonds theretofore canceled by the
Trustee or delivered to the Trustee for cancellation after purchase in the open market or because of payment at or redemption prior to maturity;

                                    (b)      Bonds for the payment or redemption
of which cash funds (or securities to the extent described in this Indenture) shall have been theretofore deposited with the Trustee (whether upon or prior to the maturity or redemption date of any such Bonds); provided that, if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee; and

                                    (c)      Bonds in lieu of which other Bonds
have been authenticated under this Indenture.

         Bonds which do not pay interest currently in accordance with their terms shall be deemed to be Outstanding in an amount equal to their accreted value at the applicable time.

         "Parity Indebtedness" means Indebtedness of the Company secured on a parity basis with the Bonds, except to the extent provided in Section 8.13 of the Loan Agreement.

         "Patent and Trademark Security Agreement" means the Patent and Trademark Security Agreement, dated as of the date hereof, from the Company for the benefit of the Trustee.

         "Permitted Investments" means any of the following which at the time are legal investments under the laws of the State of Arkansas for moneys held under this Indenture and then proposed to be invested therein:

                                    (a)      Government Obligations;

                                    (b)      negotiable certificates of deposit
issued by, or banker's acceptances drawn on and accepted by, any bank, including the Trustee, the certificate of deposit or debt obligations of which (or if such bank, is the principal bank in a bank holding company, debt obligations of the bank holding company) are rated, at the time such certificates or acceptances are issued, in one of the two highest Rating Categories;

                                    (c)      repurchase agreements with any U.S.
commercial bank, or with any United States Government securities dealer, provided that such repurchase agreements are fully secured by Government Obligations, and provided further that (i) such collateral is held by the Trustee or any agent acting solely for the Trustee during the term of such repurchase agreement, (ii) such collateral is not subject to liens or claims of third parties and the Trustee has a perfected first security interest in the collateral, (iii) such collateral has a market value (determined at least once every 14 days) at least equal to 102% of the amount invested in the repurchase agreement, and (iv) the failure to maintain such collateral at the level required in (iii) above will require the Trustee to liquidate the collateral;

                                    (d)      certificates of deposit issued by
any bank, savings institution or trust company, including the Trustee, and time deposits in any bank, savings institution or trust company, including the Trustee, as to which principal is fully insured by a federally sponsored deposit insurance program; and

                                    (e)      money market funds which are rated
in the highest Rating Category and are fully collateralized by Government Obligations.

         "Permitted Liens" shall have the meaning assigned to it in Section 8.10(b) of the Loan Agreement.

         "Person" means an individual, association, unincorporated organization, corporation, partnership, joint venture, business trust or a government or an agency or a political subdivision thereof, or any other entity.

         "Pledged Revenues" means the rights to receive all the receipts, revenues, cash and income of the Company from whatever source derived, whether in the form of accounts receivable, contract rights, chattel paper, general intangibles, profits and income, or other rights, and the proceeds of such rights, whether now owned or held or hereafter coming into existence.

         "Pledged Springdale Property" means the Improvements, the Site and the Equipment, pledged pursuant to the Loan Agreement.

         "Principal Guaranty" means the Guaranty Agreement, executed by Marjorie Brooks, dated as of the date hereof.

         "Project" means the acquisition, construction and equipping of the Company's solid waste disposal facilities located in the City.

         "Project Fund" means the Project Fund created pursuant to this Indenture.

         "Property" means collectively the Improvements and the Site.

         "Property, Plant and Equipment" means real and personal, tangible and intangible property owned by the Company which is property, plant and equipment under generally accepted accounting principles.

         "Rating Agency" means Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., and their respective successors and assigns.

         "Rating Category" or "Categories" means the rating category or categories respectively of each Rating Agency.

         "Rebate Analyst" means an attorney or firm of attorneys or accountant or firm of accountants or other Person hired by the Company to assist the Company in compliance with the arbitrage rebate requirements of Section 4.6 of the Loan Agreement.

         "Rebate Fund" means the Rebate Fund created in this Indenture.

         "Refunding Project" means the refunding of the Series 1999 Bonds.

         "Registered Owner" or "Registered Owner" means the Registered Owner of any Bonds, as shown on the registration books of the Trustee.

         "Regular Record Date" means the fifteenth day of the calendar month prior to a regularly scheduled Interest Payment Date for the Bonds.

         "Reserve Fund" means the Reserve Fund created pursuant to this Indenture.

         "Reserve Fund Credit Enhancement" means any letter of credit credited to the Reserve Fund or any account therein as provided in the Loan Agreement in lieu of cash or Permitted Investments on deposit in the Reserve Fund.

         "Reserve Requirement" means $2,040,000.

         "Series 1999 Bonds" means the City of Springdale, Arkansas Industrial Development Revenue Bonds (Advanced Environmental Recycling Technologies, Inc. Project) Series 1999A.

         "Short-Term Indebtedness" means Indebtedness with a term of less than one year.

         "Significant Bondholder" shall mean any one Beneficial Owner of greater than 50% of the Beneficial Ownership Interest in Bonds then Outstanding, and if no one Beneficial Owner owns greater than 50% of the Beneficial Ownership Interest in Bonds then Outstanding, then the provisions relating to the Significant Bondholder shall not apply

         "Site" means the real property described as the Site in the Loan Agreement, less any such real property released under the provisions of the Loan Agreement.

         "Special Record Date" means a special record date fixed to determine the names and addresses of Registered Owners for purposes of paying interest on a special Interest Payment Date for the payment of defaulted interest, all as further provided in this Indenture.

         "Subordinated Debt" means any Indebtedness the payment of which is specifically subordinated to the payment of principal and interest on the Bonds and evidenced by a writing which contains provisions substantially as provided in the Loan Agreement and for which the Company has received an Opinion of Counsel to the effect that such Indebtedness constitutes Subordinated Debt.

         "Tax Certificates" means the certificates of the City or the Company relating to the tax-exempt status of the Bonds and including any amendments or supplements thereto.

         "Transfer" means any act or occurrence the result of which is to dispossess any Person of any asset or interest therein, including specifically, but without limitation, the forgiveness of any debt, but shall not include leases and operating contracts governed by the Loan Agreement.

         "Trust Estate" means the property pledged, assigned and mortgaged to the Trustee pursuant to the granting clauses of this Indenture.

         "Trustee" means Regions Bank, as trustee, and its successors and assigns.

         "Underwriter" means Hutchinson, Shockey, Erley & Co., and its successors and assigns; provided that any purchaser of a Bond from the Underwriter shall not be considered as successor or assign thereof.

         "Variable Rate Indebtedness" means any portion of Indebtedness the interest rate on which has not been established at a fixed or constant rate to maturity.

         Section 1.2 Indenture to Constitute Contract. In consideration of the purchase and acceptance of any or all of the Bonds by those who shall own the same from time to time, the provisions of this Indenture shall be part of the contract of the City with the owners of the Bonds, and shall be deemed to be and shall constitute contracts among the City, the Trustee and the owners from time to time of the Bonds. The pledge made in this Indenture and the provisions, covenants and agreements herein set forth to be performed by or on behalf of the City shall be for the equal benefit, protection and security of the owners of any and all of the Bonds except as specifically provided herein. All of the Bonds, regardless of the time or times of their issuance or maturity, shall be of equal rank without preference, priority or distinction of any of the Bonds over any other thereof, except as expressly provided in or pursuant to this Indenture.

                                   ARTICLE II

                             AUTHORIZATION, TERMS,

         Section 2.1 Authorized Amount of Bonds. No Bonds may be issued under this Indenture except in accordance with this Article. The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to, and the amount hereby authorized to be issued shall be, $14,400,000.

         Section 2.2 All Bonds Equally and Ratably Secured by Trust Estate Except as Expressly Provided Herein; Limited Obligation of Bonds and Pledges Securing the Same. All Bonds issued under this Indenture and at any time Outstanding shall in all respects be equally and ratably secured hereby, without preference, priority or distinction as to date or dates or the actual time or times of the issue or maturity of the Bonds, so that all Bonds at any time issued and Outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture, and shall all be equally and ratably secured hereby, except as otherwise expressly provided herein. The Bonds shall be limited obligations of the City payable solely out of the security specified in this Indenture. The Bonds shall not constitute or become an indebtedness, a debt or a liability of or a charge against the general credit or taxing power of the State of Arkansas, the General Assembly of the State of Arkansas, or of any county, city, city and county, town, school district or other subdivision of the State of Arkansas, or of any other political subdivision or body corporate and politic within the State of Arkansas other than the City (but only to the extent provided in this Indenture) and neither the State of Arkansas, the General Assembly of the State of Arkansas, nor any county, city, city and county, town, school district or other subdivision of the State of Arkansas, except the City to the extent provided above, shall be liable thereon; nor shall the Bonds constitute the giving, pledging or loaning of the faith and credit of the State of Arkansas, the General Assembly of the State of Arkansas, or any county, city, city and county, town, school district or other subdivision of the State of Arkansas or of any other political subdivision or body corporate and politic within the State of Arkansas but shall be payable solely from the funds herein provided therefor. The issuance of the Bonds shall not, directly or indirectly or contingently, obligate the State of Arkansas or any subdivision of the State of Arkansas nor empower the City to levy or collect any form of taxes or assessments therefor or to create any indebtedness payable out of taxes or assessments or make any appropriation for their payment, and such appropriation or levy is prohibited. Nothing in the Act shall be construed to authorize the City to create a debt of the State of Arkansas within the meaning of the Constitution or statutes of the State of Arkansas or authorize the City to levy or collect taxes or assessments. Neither the members of the City nor any person executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. The State of Arkansas shall not in any event be liable for the payment of the principal of, premium, if any, or interest on the Bonds or for the performance of any pledge, mortgage, obligation or agreement of any kind whatsoever undertaken by the City. No breach of any such pledge, mortgage, obligation or agreement shall impose any pecuniary liability upon the State of Arkansas or any charge upon its general credit or against its taxing power.

         Section 2.3 Authorization of Bonds. There is hereby authorized to be issued hereunder and secured hereby an issue of bonds, designated as the "City of Springdale, Arkansas Industrial Development Refunding Revenue Bonds (Advanced Environmental Recycling Technologies, Inc Project) Series 2003." They shall be issuable only as fully registered bonds in the minimum denomination of $100,000 plus integral multiples of $5,000 in excess thereof. The Bonds shall be separately lettered "R" and shall be numbered separately from 1 upward.

                  The Bonds shall be dated as of their date of original issuance, and shall bear interest from such date to maturity at the rate of 7.00% per annum, on the basis of a 360-day year composed of twelve 30-day months, payable semiannually on October 1 and April 1 of each year, with the first interest payment to be made on April 1, 2004, except that Bonds which are reissued upon transfer, exchange or other replacement shall bear interest from the most recent Interest Payment Date to which interest has been paid, or if no interest has been paid, from the date of the Bonds.

                  The Bonds shall be originally issued in Book Entry Form, and shall be registered in the name of Cede & Co., as nominee of The Depository Trust Company. While the Bonds are held in Book Entry Form, (i) such Bonds shall be registered in the name of the Depository or its nominee, as Bondholder, and immobilized in the custody of the Depository; (ii) unless otherwise requested by the Depository, there shall be a single Bond certificate for each Bond maturity; and (iii) such Bonds shall not be transferable or exchangeable, except for transfer to another Depository or another nominee of a Depository, without further action by the City. While the Bonds are in Book Entry Form, Bonds in the form of physical certificates shall only be delivered to the Depository.

                  So long as a book entry system is in effect for the Bonds, the City and Trustee shall recognize and treat the Depository, or its nominee, as the Holder of the Bonds for all purposes, including payment of debt service, giving of notices, and enforcement of remedies. The crediting of payments of debt service on the Bonds and the transmittal of notices and other communications by the Depository to the Direct Participant in whose Depository account the Bonds are recorded and such crediting and transmittal by Direct Participants to Indirect Participants or Beneficial Owners and by Indirect Participants to Beneficial Owners are the respective responsibilities of the Depository and the Direct Participants and the Indirect Participants and are not the responsibility of the City or the Trustee; provided, however, that the City and the Trustee understand that neither the Depository nor its nominee shall provide any consent requested of the Registered Owners of Bonds pursuant to this Indenture, and that the Depository will mail an omnibus proxy (including a list identifying the Direct Participants) to the City which assigns the Depository's, or its nominee's, voting rights to the Direct Participants to whose account at the Depository the Bonds are credited (as of the record date for mailing of requests for such consents). Upon receipt of such omnibus proxy, the City shall promptly provide such omnibus proxy (including the list identifying the Direct Participants attached thereto) to the Trustee, who shall then treat such owners as Registered Owners of the Bonds for purposes of obtaining any consents pursuant to the terms of this Indenture.

                  As long as the Bonds are registered in the name of a Depository, or its nominee, the Trustee agrees to comply with the terms and provisions of the Letter of Representations including the provisions of the Letter of Representations with respect to any delivery of the Bonds to the Trustee shall supersede the provisions of this Indenture with respect thereto.

                  If any Depository determines not to continue to act as a Depository for the Bonds held in a book entry system, the City may attempt to have established a securities depository/book entry system relationship with another Depository under this Indenture. If the City does not or is unable to do so, the City and the Trustee, after the Trustee has made provision for notification of the Beneficial Owners by appropriate notice to the then Depository, shall permit withdrawal of the Bonds from the Depository and shall authenticate and deliver Bonds certificates in fully registered form to the assignees of the Depository or its nominee or to the Beneficial Owners. A majority of the Beneficial Owners also may request that the Bonds be withdrawn from the Depository and that the Trustee authenticate and deliver Bonds certificates in fully registered form to the Beneficial Owners. Such withdrawal, authentication and delivery shall be at the cost and expense (including costs of printing or otherwise preparing and delivering such replacement Bonds) of the Company. Such replacement Bonds shall be in the denominations specified in the first paragraph of this Section 2.3.

                  NEITHER THE CITY, THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO ANY DIRECT PARTICIPANT, INDIRECT PARTICIPANT OR ANY BENEFICIAL OWNER OR ANY OTHER PERSON NOT SHOWN ON THE REGISTRATION BOOKS OF THE TRUSTEE AS BEING A HOLDER WITH RESPECT TO: (1) THE SERIES 2003 BONDS; (2) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DIRECT PARTICIPANT OR INDIRECT PARTICIPANT; (3) THE TIMELY OR ULTIMATE PAYMENT BY DTC OR ANY DIRECT PARTICIPANT OR INDIRECT PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OR REDEMPTION PRICE OF OR INTEREST ON THE BONDS; (4) THE DELIVERY BY ANY DIRECT PARTICIPANT OR INDIRECT PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THIS INDENTURE TO BE GIVEN TO REGISTERED OWNERS; (5) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (6) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS HOLDER.

                  The Bonds shall mature on October 1, 2017.

                  Proceeds of the Bonds shall be applied as provided in the Indenture and the Loan Agreement.

                  The principal of and premium, if any, on the Bonds shall be payable at the principal corporate trust office of the Trustee currently located in Little Rock, Arkansas, or at the principal office of its successor in trust upon presentation and surrender of the Bonds. Payment of interest on any Bond shall be made to the Registered Owner thereof by check or draft mailed on the Interest Payment Date by the Trustee to the Registered Owner at his address as it last appears on the registration books kept by the Trustee at the close of business on the Regular Record Date for such Interest Payment Date, but any such interest not so timely paid or duly provided for shall cease to be payable to the Registered Owner thereof at the close of business on the Regular Record Date and shall be payable to the Registered Owner thereof at the close of business on a Special Record Date for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Trustee whenever monies become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Registered owners of the Bonds not less than 10 days prior thereto by first-class mail to each such Registered owner as shown on the Trustee's registration books on the date selected by the Trustee, stating the date of the Special Record Date and the date fixed for the payment of such defaulted interest. Notwithstanding the foregoing, at the written request addressed to the Trustee of any Bondholder of at least $1,000,000 in aggregate principal amount of the Bonds, payments of principal at maturity or upon redemption and payments of interest may be paid by wire transfer within the United States to the bank account number filed no later than the Regular Record Date with the Trustee for such purpose. All payments on the Bonds shall be made in lawful money of the United States of America upon collection of immediately available funds.

                  The Bonds are subject to prior redemption as herein set forth. The Bonds shall be substantially in the form and tenor hereinabove recited with such appropriate variations, omissions and insertions as are permitted or required by this Indenture.

                  Notwithstanding anything herein to the contrary, when any Bond is registered in the name of a Depository or its nominee, the principal and redemption price of and interest on such Bond shall be payable in same day or federal funds delivered or transmitted to the Depository or its nominee.

         Section 2.4 Execution of Bonds. The Bonds shall be executed in the name and on behalf of the City, by the manual or facsimile signature of the Mayor of the City, and its corporate seal or a facsimile thereof shall be thereunto affixed, imprinted, engraved or otherwise reproduced thereon and attested by the manual or facsimile signature of the City Clerk. Any Bond may be signed (manually or by facsimile), sealed or attested on behalf of the City by any person who, at the date of such act, shall hold the proper office, notwithstanding that at the date of authentication, issuance or delivery, such person may have ceased to hold such office.

         Section 2.5 Registration, Transfer and Exchange of Bonds, Persons Treated as Owner. The City shall cause books for the registration and for the transfer of the Bonds as provided in this Indenture to be kept by the Trustee which is hereby appointed the transfer agent of the City for the Bonds. Notwithstanding such appointment, the Trustee is hereby authorized to make any arrangements with other institutions that it deems necessary or desirable in order that such institutions may perform the duties of transfer agent for the Bonds. Subject to the provisions of Section 2.03 hereof, upon surrender for transfer of any Bond at the designated corporate trust office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Registered Owner or his attorney duly authorized in writing, the City shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new fully registered Bond or Bonds for a like aggregate principal amount of the same maturity.

                  Bonds may be exchanged at the designated corporate trust office of the Trustee for a like aggregate principal amount of fully registered Bonds of the same maturity in authorized denominations, which shall be no less than $100,000. The City shall execute and the Trustee shall authenticate and deliver Bonds which the Bondholder making the exchange is entitled to receive, bearing numbers not contemporaneously Outstanding. The execution by the City of any fully registered Bond of any denomination shall constitute full and due authorization of such denomination and the Trustee shall thereby be authorized to authenticate and deliver such fully registered Bond.

                  The Trustee shall not be required to transfer or exchange any Bond during the period from the Regular Record Date next preceding the mailing of notice of redemption as herein provided. After the giving of such notice of redemption, the Trustee shall not be required to transfer or exchange any Bond, which Bond or portion thereof has been called for redemption.

                  Payment of either principal or interest on any fully registered Bond shall be made only to or upon the written order of the Registered Owner thereof or his legal representative, on the Regular Record Date or the Special Record Date but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy, and discharge the liability upon such Bond to the extent of the sum or sums paid. As to any Bond, for all other purposes and on any other date, the Registered Owner shall be regarded as the absolute owner hereof.

                  The Trustee shall require the payment by any Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer. The Company shall, under the Loan Agreement, be liable to pay all expenses and charges of the City and of the Trustee in connection with such exchange or transfer.

         Section 2.6 Lost, Stolen, Destroyed and Mutilated Bonds. Upon receipt by the City and the Trustee of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Bond and, in the case of a lost, stolen or destroyed Bond, of indemnity satisfactory to them. and upon surrender and cancellation of the Bond, if mutilated, (i) the City shall execute, and the Trustee shall authenticate and deliver, a new Bond of the same maturity, series and denomination in lieu of such lost, stolen, destroyed or mutilated Bond or (ii) if such lost, stolen, destroyed or mutilated Bond shall have matured or have been called for redemption, in lieu of executing and delivering a new Bond as aforesaid, the City may pay such Bond. Any such new Bond shall bear a number not contemporaneously Outstanding. The applicant for any such new Bond may be required to pay all expenses and charges of the City and of the Trustee in connection with the issuance of such Bond. All Bonds shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing conditions are exclusive with respect to the replacement and payment of mutilated, destroyed, lost or stolen bonds, negotiable instruments or other securities.

         Section 2.7 Delivery of Bonds. Upon the execution and delivery of this Indenture, the City shall execute and deliver to the Trustee and the Trustee shall authenticate the Bonds and deliver them to the initial purchasers thereof as directed by the City and as hereinafter in this Section provided.

                  Prior to the delivery by the Trustee of any of the Bonds, all conditions precedent to the disbursal of proceeds of the Series 1999 Bonds from the Project Fund, as specified in Section 3.9 hereof, shall have been satisfied or waived by the holders of 100% of the Bonds, and there shall have been filed with or delivered to the Trustee the following:

                                    (a)      an ordinance duly adopted by the
City, certified by the City Clerk or other City Officer thereof, authorizing the financing of the Cost of the Project, the execution and delivery of the Loan Agreement and this Indenture and the issuance of the Bonds;

                                    (b)      a duly executed copy of this
Indenture;

                                    (c)      a duly executed copy of the Loan
Agreement;

                                    (d)      a duly executed copy of the
Assignment;

                                    (e)      a duly executed copy of the
Principal Guaranty; and

                                    (f)      the written order of the City as to
the delivery of the Bonds signed by a City Officer.

         Section 2.8 Trustee's Authentication Certificate. The Trustee's authentication certificate upon the Bonds shall be substantially in the form and tenor hereinbefore provided. No Bond shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless the certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Bond shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered hereunder. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the signed certificate of authentication on all of the Bonds issued hereunder.

         Section 2.9 Cancellation and Destruction of Bonds by the Trustee. Whenever any Outstanding Bonds shall be delivered to the Trustee for the cancellation thereof pursuant to this Indenture, upon payment of the principal amount or interest represented thereby, or for replacement pursuant to Section
2.6 hereof such Bonds shall be promptly canceled and destroyed by the Trustee and counterparts of a certificate of destruction evidencing such destruction shall be furnished by the Trustee to the City and the Company.

         Section 2.10 Temporary Bonds. Pending the preparation of definitive Bonds, the City may execute and the Trustee shall authenticate and deliver temporary Bonds. Temporary Bonds shall be issuable as fully registered Bonds without coupons, of any denomination, and substantially in the form of the definitive Bonds but with such omissions, insertions and variations as may be appropriate for temporary Bonds, all as may be determined by the City. Every temporary Bond shall be executed by the City and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Bonds. As promptly as practicable the City shall execute and shall furnish definitive Bonds and thereupon temporary Bonds may be surrendered in exchange therefor at the principal office of the Trustee and the Trustee shall authenticate and deliver in exchange for such temporary Bonds a like aggregate principal amount of definitive Bonds. Until so exchanged the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds.

         Section 2.11 Transfer Restrictions. Upon a transfer of a Beneficial Ownership Interest in a Series 2003 Bond (other than a transfer by the Underwriter pursuant to the initial sale of the Series 2003 Bonds), each purchaser of such Beneficial Ownership Interest shall be deemed to have certified to the Trustee and acknowledged, represented and agreed with the Company and the Underwriter that such purchaser is acquiring the Series 2003 Bond for its own account, and that it is (i) a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended, or (ii) an institutional "accredited investor," as defined in Rule 501(a)(1), (2), (3), or (7) of the Securities Act of 1933, as amended. The foregoing transfer restrictions shall not apply if (i) the Trustee has received a municipal bond insurance policy or other form of credit enhancement securing payment of principal and interest on the Bonds, provided that the policy provider or credit enhancer is rated in one of the three highest categories by a Rating Agency and such insurance policy or credit enhancement has a term not less than the final maturity of the Series 2003 Bonds (or, if shorter, may be drawn upon in full upon its expiration), or (ii) a Rating Agency has assigned the Series 2003 Bonds a rating of at least "Baa3" or "BBB," without any form of third party credit enhancement. A legend shall be printed on the face of each Series 2003 Bond indicating the foregoing.

                                   ARTICLE III

                               REVENUES AND FUNDS

         Section 3.1 Pledge of Trust Estate. Subject only to the rights of the City to apply amounts under the provisions of this Article III, a pledge of the Trust Estate to the extent provided herein is hereby made, and the same is pledged to secure the payment of the principal of, premium, if any, and interest on the Bonds. The City hereby covenants that it has not, as of the date hereof, granted and shall not grant any pledge on the Trust Estate which is prior to the pledge in favor of the Bonds. The pledge hereby made shall be valid and binding from and after the time of the delivery by the Trustee of the first Bond authenticated and delivered under this Indenture. The security so pledged and then or thereafter received by the City shall immediately be subject to the lien of such pledge and the obligation to perform the contractual provisions hereby made shall have priority over any or all other obligations and liabilities of the City, and the lien of such pledge shall be valid and binding as against all parties having claims of any kind in tort, contract or otherwise against the City irrespective of whether such parties have notice thereof.

         Section 3.2 Establishment of Funds and Accounts. The City hereby establishes and creates the following Funds for the Bonds and may create accounts within such funds, all of which shall be special trust funds and accounts held by the Trustee:

                           (a)      Bond Principal Fund;

                           (b)      Bond Interest Fund;

                           (c)      Reserve Fund;

                           (d)      Project Fund;

                           (e)      Cost of Issuance Fund; and

                           (f)      Rebate Fund.

         Section 3.3 Payments Into the Bond Principal Fund and the Bond Interest Fund. There shall be deposited into the Bond Interest Fund all accrued interest, if any. In addition, there shall be deposited into the Bond Principal Fund or the Bond Interest Fund, as appropriate, and as and when received (i) all required Monthly Payments pursuant to the Loan Agreement, (ii) all moneys transferred to the Bond Interest Fund and the Bond Principal Fund from the Project Fund pursuant to this Indenture, (iii) all moneys transferred to the Bond Interest Fund and the Bond Principal Fund from the Reserve Fund pursuant to this Indenture, (iv) all other moneys required or permitted to be deposited into the Bond Principal Fund or Bond Interest Fund pursuant to the Loan Agreement or this Indenture, including any supplements to the Indenture, and (v) all other moneys received by the Trustee when accompanied by directions not inconsistent with the Loan

Agreement or the Indenture that such moneys are to be paid into the Bond Principal Fund or Bond Interest Fund. There shall also be retained in the Bond Principal Fund and Bond Interest Fund, interest and other income received on investment of moneys in the Bond Principal Fund and Bond Interest Fund to the extent provided in Section 6.3 hereof.

         Section 3.4 Use of Monies in the Bond Principal Fund and the Bond Interest Fund. Except as provided in this Section and in Sections 3.11, 3.16,
6.3 and 8.5 hereof, monies in the Bond Principal Fund shall be used solely for the payment of the principal of and premium, if any, on the Bonds, and monies in the Bond Interest Fund shall be used solely for the payment of the interest on the Bonds. Whenever the total amount in the Bond Principal Fund and the Bond Interest Fund is sufficient to redeem all of the Bonds Outstanding and to pay interest to accrue thereon prior to such redemption, and redemption premium, if any, the City, subject to the requirements of the Loan Agreement, covenants to take and cause to be taken the necessary steps to redeem all of the Bonds on the redemption date for which the required redemption notice has been given.

         Section 3.5 Custody of the Bond Principal Fund and the Bond Interest Fund. The Bond Principal Fund and the Bond Interest Fund shall be in the custody of the Trustee but in the name of the City, and the City authorizes and directs the Trustee to withdraw sufficient funds from the Bond Principal Fund to pay the principal of and premium, if any, on the Bonds as the same become due and payable, and to withdraw sufficient funds from the Bond Interest Fund to pay the interest on the Bonds as the same becomes due and payable or to make transfers to the Rebate Fund pursuant to Section 3.16 hereof.

         Section 3.6 Payments Into the Reserve Fund. There shall be deposited into the Reserve Fund $1,440,000 of proceeds of the Series 1999 Bonds.

                  There shall also be deposited into the Reserve Fund (i) all moneys required to be deposited therein pursuant to the Loan Agreement or the Indenture, and (ii) all other moneys received by the Trustee when accompanied by directions not inconsistent with the Loan Agreement or this Indenture that such moneys are to be paid into such account.

                  Income from investment of the Reserve Fund shall be retained in the Reserve Fund to the extent described in Section 6.3 hereof. Anything in this Indenture to the contrary notwithstanding, moneys on deposit in the Reserve Fund shall be invested so as not to be in violation of the yield restrictions set forth in the Tax Certificates. Permitted Investments relating to moneys in the Reserve Fund shall be valued by the Trustee in the manner contemplated in the Indenture. If any such valuation reveals that the value of such Permitted Investments is less than the Reserve Requirement with respect to the Bonds then Outstanding, the Trustee shall immediately notify the Company and the City of the amount of the difference between the amount derived by such valuation and the Reserve Requirement, which difference shall be deposited by the Company in the Reserve Fund by making the deposits required by the Loan Agreement.

         Section 3.7 Use of Moneys in the Reserve Fund. Except as required with respect to Section 3.16 hereof, moneys in the Reserve Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds in the event moneys in the Bond Principal Fund and Bond Interest Fund are insufficient to make such payments when due, whether on an Interest Payment Date, redemption date, sinking fund redemption date, maturity date or otherwise.

                  (a) Upon the occurrence of an Event of Default hereunder, any moneys in the Reserve Fund shall be transferred by the Trustee, but only upon the direction of a Significant Bondholder to the Bond Interest Fund, and with respect to any moneys in excess of the amount required to be transferred to the Bond Interest Fund, to the Bond Principal Fund and applied in accordance with this Indenture, provided, however, that the amounts on deposit in the Reserve Fund shall be used to pay only the respective series of Bonds for which the City has determined that a deposit to the Reserve Fund shall be made in accordance with this Indenture.

                  (b) Any moneys in the Reserve Fund may be used to pay the principal of and interest on such Bonds on the final maturity date.

                  (c) In the event of the redemption of the Bonds in whole, any moneys in the Reserve Fund shall be transferred to the Bond Principal Fund and applied to the payment of the principal of and premium, if any, on such Bonds.

         Section 3.8 Custody of the Reserve Fund. The Reserve Fund shall be in the custody of the Trustee but for the benefit of the Bondholders and the City hereby authorizes and directs the Trustee to withdraw sufficient funds from the Reserve Fund to pay the principal of, premium, if any, and interest on the Bonds and for the purpose described in Section 3.16 hereof, which authorization and direction the Trustee hereby accepts.

         Section 3.9       Project Fund. Following the transfer described in
Section 3.6 hereof, unexpended proceeds of the Series 1999 Bonds in the amount of $2,100,000 shall be applied to the redemption of the Series 1999 Bonds on October 16, 2003, and the remainder of the unexpended proceeds of the Series 1999 Bonds shall be deposited in the Project Fund. In addition, there shall be deposited in the Project Fund any moneys required to be transferred to the Project Fund pursuant to the investment provisions of this Indenture, and all other moneys the Company may make available in its discretion to pay the reasonable or necessary costs incidental to the acquisition, construction, improvement or equipping of the Facilities and all other necessary and incidental expenses in connection with the foregoing.

                  The Trustee shall keep and maintain adequate records pertaining to the Project Fund, and all payments therefrom, which shall be open to inspection by the Company, Registered Owners of the Bonds, the Beneficial Owners or their duly authorized agents during normal business hours of the Trustee. After the Completion Date, the Trustee shall file a statement of income and disbursements with respect to the Project Fund with the Company. Any moneys then remaining in the Project Fund shall be transferred to the Bond Principal Fund or Bond Interest Fund and used, at the option and written direction of the Company, (i) to redeem Bonds on the next succeeding Interest Payment Date on which the Bonds shall be subject to redemption, or (ii) to provide for additional solid waste disposal improvements to the Facilities.

                  At or prior to disbursement of proceeds of the Series 1999 Bonds from the Project Fund hereof, the Company shall deliver the following to the Trustee:

                           (a)      a detailed estimate of the costs of the
Facilities, indicating the gross costs, including all hard and soft costs, including, without limitation, all equipment to be acquired, showing that the moneys in the Project Fund, together with the Company's reasonable estimate of the investment earnings to be deposited therein, are sufficient to pay all costs of completing the Facilities, certified by the Company Representative to the best of his or her knowledge and belief, upon due inquiry, to be correct;

                           (b)      a satisfactory commitment for an ALTA policy
of mortgagee's title insurance with liability not less than the maximum principal amount of the Outstanding Bonds, showing the Loan Agreement to be a valid first lien on the Property subject only to Permitted Liens in such form, containing only such exceptions and containing such endorsements as are satisfactory to the Trustee. The expense of such policy endorsements shall be borne by the Company;

                           (c)      the Lowell Mortgage;

                           (d)      a satisfactory commitment for an ALTA policy
of mortgagee's title insurance with liability not less than the maximum principal amount of the Outstanding Bonds, showing the Lowell Mortgage to be a valid first lien on the Lowell Property subject only to Permitted Liens in such form, containing only such exceptions and containing such endorsements as are satisfactory to the Trustee. The expense of such policy endorsements shall be borne by the Company;

                           (e)      the Junction Deed of Trust;

                           (f)      a satisfactory commitment for an ALTA policy
of mortgagee's title insurance with liability not less than $2,000,000, showing the Junction Deed of Trust to be a valid first lien on the Junction Property subject only to Permitted Liens in such form, containing only such exceptions and containing such endorsements as are satisfactory to the Trustee. The expense of such policy endorsements shall be borne by the Company;

                           (g)      a property survey on the Site, the Junction
Property and the Lowell Property;

                           (h)      appraisals of the Property, the property
described in the Junction Deed of Trust, and the property described in the Lowell Mortgage;

                           (i)      certificates satisfactorily evidencing
continuing compliance with the insurance requirement of the Loan Agreement;

                           (j)      Phase One Environmental Surveys of the Site,
the Junction Property , and the Lowell Property;

                           (k)      the Patent and Trademark Security Agreement;
and

                           (l)      such other certificates of the Trustee or
the Company as may reasonably be required by Bond Counsel to evidence compliance with the terms of this Indenture.

                  Delivery of any of the foregoing may be waived by the holders of 100% of the Bonds.

                  Upon the occurrence of an Event of Default under the Indenture and the exercise by the Trustee of the remedies specified in the Loan Agreement and the Indenture, any moneys in the Project Fund shall be transferred by the Trustee to the Bond Interest Fund and thereafter, with respect to any moneys in excess of the amount required to pay interest on the Bonds, to the Reserve Fund, and, with respect to any moneys in excess of the Reserve Requirement to the Bond Principal Fund, and applied in accordance with the Indenture.

         Section 3.10 Custody of the Project Fund. The Project Fund shall be in the custody of the Trustee but in the name of the City, and the City authorizes and directs the Trustee, on the requisition of the Company Representative, to withdraw sufficient funds from the Project Fund to pay the Cost of the Project, and without such requisition to make required transfers to the Rebate Fund pursuant to Section 3.16 hereof, which authorization and direction the Trustee hereby accepts.

         Section 3.11 Nonpresentment of Bonds. In the event any Bonds shall not be presented for payment when the principal thereof becomes due, either at maturity, the date fixed for redemption thereof, or otherwise, if collected funds sufficient for the payment thereof shall have been deposited in the Bond Principal Fund and the Bond Interest Fund or otherwise made available to the Trustee for deposit therein, all liability of the City to the owner or owners thereof for the payment of such Bonds shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds in a separate trust account for the benefit of the owner or owners of such Bonds, who shall thereafter be restricted exclusively to such fund or funds for any claim of whatever nature on his, her or their part under this Indenture with respect to said Bond or on, or with respect to, said Bond. The Trustee shall be under no obligation to, and shall not be required to, invest such funds pending payment of the

Bonds. If any Bond shall not be presented for payment within the period of five years following the date when such Bond becomes due, whether by maturity or otherwise, the Trustee shall return to the Company the funds theretofore held by it for payment of such Bond, and such Bond shall, subject to the defense of any applicable statute of limitation, thereafter be an unsecured obligation of the Company.

         Section 3.12 Monies to Be Held in Trust. All monies required to be deposited with or paid to the Trustee under any provision of this Indenture shall be held by the Trustee in trust for the purposes specified in this Indenture and, except for monies deposited with or paid to the Trustee for the redemption of Bonds for which the notice of redemption has been duly given, shall, while held by the Trustee, constitute part of the Trust Estate (other than the Rebate Fund) and be subject to the lien hereof and not subject to attachment or any other lien by any other creditor in the event of bankruptcy nor available for general operations of the Company in the event of bankruptcy.

         Section 3.13 Repayment From the Funds. Any amounts remaining in the Funds after payment in full of the Bonds (or making provision for such payment in accordance with Article VII), the fees and expenses of the Trustee, and all other amounts required to be paid hereunder and under the Loan Agreement to the City and all other amounts required to be paid hereunder and under the Loan Agreement shall, upon the expiration of the term of the Loan Agreement, be paid as the Company Representative shall direct in writing.

         Section 3.14 Creation of Additional Accounts and Subaccounts; Transfers of Monies Among Funds. The Trustee shall, at the written request of the Company Representative and the City, establish such additional accounts within any of the Funds established under this Indenture, and subaccounts within any of the accounts established under this Indenture, as shall be specified in such written request, for the purpose of identifying more precisely the sources of payments into and disbursements from such Funds, accounts and subaccounts; but the establishment of any such additional accounts or subaccounts shall not alter or modify any of the requirements of this Indenture with respect to the deposit or use of the monies in any Fund established hereunder.

         Section 3.15 Rebate Fund. There is hereby created and established with the Trustee for the benefit of the United States of America a Rebate Fund in the name of the City which shall be expended in accordance with the provisions hereof, the Tax Certificates. The Company shall be responsible for making all such deposits to the Rebate Fund as required in the Tax Certificates and Section 5.1(g) of the Loan Agreement. The Trustee shall invest the Rebate Fund at the written direction (or by oral instruction promptly confirmed in writing) of the Company Representative and shall deposit income from said investments immediately upon receipt thereof in the Rebate Fund. For purposes of determining rebate calculations that may be required with respect thereto pursuant to the Tax Certificates, the Company may employ, at its own expense, a Rebate Analyst. The Tax Certificates may be superseded or amended by a certificate of the Company, accompanied by an Opinion of Bond Counsel addressed to, the Company and the Trustee to the effect that the use of said new certificate will not adversely affect the exclusion of interest on the Bonds from gross income of the recipients thereof for purposes of federal income taxation.

         Section 3.16 Rebate Deposits. The Trustee shall make the rebate deposit described in the Tax Certificates based upon the written instructions of the Company Representative. If a withdrawal from the Rebate Fund is permitted as a result of such computation because no rebate payments are required to be made, the amount withdrawn shall be deposited in the Bond Principal Fund in accordance with written instructions furnished to the Trustee. Record of the determinations required by this Section must be retained by the Company Representative and the Trustee until six years after the final retirement of the Bonds.

                  If the monies on deposit in the Rebate Fund are insufficient for the purposes thereof, the Trustee shall transfer monies to the Rebate Fund from the following Funds in the following order of priority: the Project Fund, the Reserve Fund, the Bond Principal Fund and the Bond Interest Fund.

         Section 3.17 Rebate Disbursements. Not later than 60 days after the last day of the fifth Bond Year, as defined in the Tax Certificates, and every five years thereafter, the Trustee shall pay to the United States 90 percent of the amount, at the written direction of the Rebate Analyst, on deposit in the Rebate Fund as of such payment date. No later than 60 days after the final retirement of the Bonds, the Trustee shall pay to the United States 100 percent of the balance remaining in the Rebate Fund (or such lesser amount as shall be due and owing to the United States). Nothing herein shall relieve the Company of its obligation to pay the rebate amount in accordance with
Section 5.1(g) of the Loan Agreement. Each payment required to be paid to the United States pursuant to this Section shall be filed with the Internal Revenue Service Center, Philadelphia, Pennsylvania 19255. Each payment shall be accompanied by a copy of the Internal Revenue Form 8038 originally filed with respect to the Bonds, Internal Revenue Form 8038-T and, if necessary, a statement summarizing the determination of the amount to be paid to the United States.

         Section 3.18 Tax Certificates. The use and investment of monies in any of the Funds shall be subject to the provisions of the Tax Certificates, and the City and the Trustee, in the performance of their duties thereunder, agree to comply with the same. Trustee shall have no responsibility for rebate calculations and shall have no liability for actions taken at the direction of the Company or Rebate Analyst

         Section 3.19 Refunding. Proceeds of the Bonds will be applied to the redemption of the Series 1999 Bonds on October 16, 2003.

         Section 3.20 Cost of Issuance Fund. The Company shall deposit to the Cost of Issuance Fund an amount sufficient to pay all costs incurred in connection with the authorization, issuance and sale of the Bonds, to the extent the same are approved by the Company. The Trustee shall transfer amounts from the Cost of Issuance Fund as directed by the Company. The Trustee shall keep and maintain adequate records pertaining to the Cost of Issuance Fund, and all payments therefrom, which shall be open to inspection by the Company, Registered Owners of the Bonds, the Beneficial Owners or their duly authorized agents during normal business hours of the Trustee.

         Section 3.21 Custody of the Cost of Issuance Fund. The Cost of Issuance Fund shall be in the custody of the Trustee but in the name of the City, and the City authorizes and directs the Trustee, on the requisition of the Company Representative, to withdraw sufficient funds from the Cost of Issuance Fund to pay the costs incurred in connection with the authorization, issuance and sale of the Bonds, which authorization and direction the Trustee hereby accepts.

                                   ARTICLE IV

                              COVENANTS OF THE CITY

         Section 4.1 Performance of Covenants. The City covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond and in all proceedings of the City pertaining thereto. The City covenants, represents, warrants and agrees that it is duly authorized under the laws of the State of Arkansas, including particularly and without limitation, the Act, to issue the Bonds and to execute this Indenture, to pledge the property described herein and pledged hereby and to pledge the Trust Estate in the manner and to the extent herein set forth, that all actions on its part required for the issuance of the Bonds and the execution and delivery of this Indenture have been duly and effectively taken or will be duly taken as provided herein, and that this Indenture is a valid and enforceable instrument of the City and that the Bonds in the hands of the owners thereof are and will be valid and enforceable obligations of the City according to the terms thereof.

         Section 4.2 Instruments of Further Assurance. The City covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, pledging and hypothecating unto the Trustee all and singular the Trust Estate to the payment of the principal of, premium, if any, and interest on the Bonds.

                  Promptly after any filing, registration or recording (other than the filing of the Loan Agreement, this Indenture and any financing statements in connection with the issuance of the Bonds) or any re-filing, re-registration or re-recording of this Indenture or the Loan Agreement or any filing, registration, recording, re-filing, re-registration or re-recording of any supplement to either of said instruments, any financing statement or instrument of similar character relating to any of said instruments or any instrument of further assurance which is required pursuant to the preceding paragraph, the City will cause the Company Representative to deliver to the Trustee an opinion of independent counsel to the effect that such filing, registration, recording, re-filing, re-registration or re-recording has been duly accomplished and setting forth the particulars thereof.

         Section 4.3 Payment of Principal, Premium, If Any, and Interest. The City will promptly pay or cause to be paid the principal of, premium, if any, and interest on all Bonds issued hereunder according to the terms hereof. The principal, premium, if any, and interest payments are payable solely from the Trust Estate, which is hereby specifically pledged to the payment thereof in the manner and to the extent herein specified. Nothing in the Bonds or in this Indenture shall be considered or construed as pledging any funds or assets of the City other than those pledged hereby or creating any liability of the City's members, employees or other agents.

         Section 4.4 Conditions Precedent. Upon the date of issuance of any of the Bonds, the City hereby covenants that all conditions, acts and things required of the City by the Constitution or statutes of the State of Arkansas or by the Act or by this Indenture to exist, to have happened or to have been performed precedent to or in the issuance of the Bonds shall exist, have happened and have been performed.

         Section 4.5 Supplemental Indentures; Recordation or Filing of Security Instruments. As set forth in Section 12.9 of the Loan Agreement, the City shall cause the Trustee to cause such continuation statements under the Arkansas Uniform Commercial Code at all times to be recorded, registered and filed by the Trustee and to be kept, recorded, registered and filed in such manner and in such places as may be required by law in order fully to preserve and protect the security of the Bondholders and all rights of the Trustee hereunder.

         Section 4.6 Rights Under the Loan Agreement. The City will observe all of the obligations, terms and conditions required on its part to be observed or performed under the Loan Agreement. The City agrees that wherever in the Loan Agreement it is stated that the City will notify the Trustee, whenever the Loan Agreement gives the Trustee some right or privilege, or in any way attempts to confer upon the Trustee the ability for the Trustee to protect the security for payment of the Bonds, that such part of the Loan Agreement shall be as though it were set out in this Indenture in full.

                  The City agrees that the Trustee as assignee of the Loan Agreement, to the extent provided herein, may enforce, in its name or in the name of the City, all rights of the City (other than the rights of the City under Sections 5.1(f), 8.5 and 10.4 of the Loan Agreement and other than the rights of the City to perform certain discretionary acts reserved in the Loan Agreement) and all obligations of the Company under and pursuant to the Loan Agreement for and on behalf of the Bondholders, whether or not the City is in default hereunder.

                                    ARTICLE V

                REDEMPTION OF SERIES 2003 BONDS PRIOR TO MATURITY

         Section 5.1       Redemption of Bonds Upon Occurrence of Certain
Events.

         (a) The Bonds are redeemable by the City upon the direction of the Company Representative in whole or in part at any time at a redemption price equal to the principal amount of each Bond redeemed, and accrued interest thereon to the redemption date, upon the occurrence of events described in
Section 7.1 of the Loan Agreement.

         (b) The Bonds are also redeemable by the City upon the direction of the Company Representative in whole but not in part at any time at a redemption price equal to 110% of the principal amount thereof, and accrued interest thereon to the redemption date, as a condition precedent to the acquisition by any Person of substantially all of the assets of the Company or as a condition precedent of the merger or consolidation of the Company, as provided in Section 8.14 of the Loan Agreement.

         Section 5.2 Redemption of Bonds Upon a Determination of Taxability. Upon the occurrence of a Determination of Taxability, the Bonds are subject to mandatory redemption in whole at a redemption price equal to 105% of the Outstanding principal amount thereof, plus interest accrued to redemption date, at the earliest practicable date selected by the Trustee, after consultation with the Company, but in no event later than 45 days following receipt by the Trustee of notice of the Determination of Taxability. The occurrence of a Determination of Taxability with respect to the Bonds will not constitute an Event of Default under this Indenture and the sole remedy of the Holders will be mandatory redemption of the Bonds in accordance with this
Section 5.2. Within five Business Days after receipt by the Trustee of written notice of a Determination of Taxability, the Trustee shall give written notice thereof to the Holders of all Bonds then Outstanding and shall also give written notice to the Company and the City.

         Section 5.3 Sinking Fund. The Bonds are subject to mandatory sinking fund redemption at a redemption price equal to 100 percent of the principal amount thereof and accrued interest to the redemption date. As and for a sinking fund for the redemption of such Bonds, there shall be deposited pursuant to Section 5.1(a) of the Loan Agreement in the Bond Principal Fund and Bond Interest Fund a sum which is sufficient to redeem (after credit as provided below) the following principal amounts of such Bonds and accrued interest to the redemption date:

October 1        Principal          October 1     Principal
of the Year       Amount           of the Year     Amount
-----------       ------           -----------     ------
   2004         $  700,000            2011        1,200,000
   2005            800,000            2012        1,200,000
   2006            800,000            2013        1,300,000
   2007            900,000            2014        1,400,000
   2008            900,000            2015        1,500,000
   2009          1,000,000            2016        1,500,000
   2010          1,100,000            2017          100,000

                  Not more than 45 days nor less than 30 days prior to a sinking fund payment date for the Bonds, the Trustee shall proceed to select for redemption (by lot in such manner as the Trustee may determine) from all Bonds Outstanding which are subject to sinking fund redemption on such date a principal amount of such Bonds equal to the aggregate principal amount of Bonds redeemable with the required sinking fund payment, and shall call such Bonds for redemption from the particular sinking fund on the next October 1, and give notice of such call.

                  At the option of the Company Representative (so long as no Event of Default has occurred and is continuing) to be exercised by delivery of a written certificate to the Trustee and the City not less than 45 days next preceding any sinking fund redemption date, it may (i) deliver to the Trustee for cancellation Bonds which are subject to sinking fund redemption on such date in an aggregate principal amount designated by the Company Representative, or
(ii) specify a principal amount of such Bonds which prior to said date have been redeemed (otherwise than through the operation of such sinking fund) and canceled by the Trustee and not theretofore applied as a credit against any sinking fund redemption obligation for such Bonds. Each Bond so delivered or previously redeemed shall be credited by the Trustee at 100% of the principal amount thereof against the obligation of the Company on such sinking fund redemption date, and any excess shall be so credited against future sinking fund redemption obligations for Bonds proportionately to all remaining sinking fund payments. In the event the Company Representative shall avail itself of the provisions of clause (i) of the first sentence of this paragraph the certificate required by the first sentence of this paragraph shall be accompanied by the Bonds to be canceled.

                  Notwithstanding any provision of this Indenture to the contrary, in the event all Bonds are held by a single holder, no additional notice shall be required with respect to mandatory sinking fund redemption unless requested by the holders of 100% of the principal amount of the Bonds, and Bonds need not be presented for mandatory sinking fund redemption payment.

         Section 5.4 Method of Selecting Bonds. Except in the case of mandatory sinking fund redemption pursuant to Section 5.3 hereof, in the event that less than all of the Outstanding

Bonds shall be redeemed, the Bonds redeemed shall be redeemed in such order of maturity as the Company Representative shall determine in accordance with written directions furnished to the Trustee (less than all of the Bonds of a single maturity to be selected by lot in such manner as the Trustee may determine).

         Section 5.5 Notice of Redemption. Bonds shall be called for redemption by the Trustee as herein provided but only if funds have been deposited with the Trustee on or before the date fixed for redemption sufficient to pay the applicable redemption price of the Bonds to be redeemed. Except as otherwise herein provided, the Company shall provide to the Trustee, at least 45 days prior to the redemption date, a Certificate of the Company Representative specifying the principal amount of the Bonds to be called for redemption, the applicable redemption price or prices and the provision or provisions of this Indenture pursuant to which such Bonds are to be called for redemption, provided that such certificate shall not be required with respect to a sinking fund redemption pursuant to Section 5.3 hereof and Bonds shall be called for redemption by the Trustee pursuant to such Section without the necessity of any action by the City or the Company. In the case of any redemption or tender other than as provided in Section 5.3 hereof, the Trustee shall cause notice of such redemption to be given by mailing not more than 45 days nor less than 30 days prior to the redemption date by first class mail a copy of the redemption notice to the Registered Owner of any Bonds designated for redemption in whole or in part, at their address as the same shall last appear upon the registration books; provided, however, that failure to give such notice or any defect therein, shall not affect the validity of any proceedings for the redemption of such Bonds for which no such failure or defect occurs.

                  Notice of any redemption hereunder with respect to Bonds held under a book entry system shall be given by the Registrar only to the Depository, or its nominee, as the Holder of such Bonds. Selection of book entry interests in the Bonds called for redemption, and notice of call to the owners of those interests called, is the responsibility of the Depository, the Direct Participant and the Individual Participant and any failure of the Depository to advise any Direct Participant and any failure of a Direct Participant or any Indirect Participant to notify the Beneficial Owner of any such notice and its contents or effect will not affect the validity of such notice of any proceedings for the redemption of such Bonds.

                  Each notice of redemption shall specify the name of the Bonds, the date the Bonds were originally issued, the date fixed for redemption, the date of mailing of the notice, the redemption price, the place or places of payment (including contact person and phone number) the CUSIP numbers of Bonds being redeemed, the rate of interest borne by each Bond being redeemed or tendered, the maturity date of each Bond being redeemed or tendered, that payment will be made upon presentation and surrender of the Bonds to be redeemed, that interest accrued to the date fixed for redemption will be paid as specified in said notice, any conditions to the redemption (including, but not limited to, deposit of the applicable redemption price) and that on and after said date interest thereon will cease to accrue. If less than all the Outstanding Bonds are to be redeemed, the notice of redemption shall specify the Bonds to be redeemed, and the numbers of the Bonds or portions thereof to be redeemed.

         Section 5.6 Bonds Due and Payable on Redemption Date; Interest Ceases to Accrue. On or before any redemption pursuant to this Article V, collected funds sufficient to redeem all the Bonds called for redemption at the appropriate redemption price, including accrued interest to the date fixed for redemption, shall be deposited with the Trustee. On the redemption date, the principal amount of each Bond to be redeemed, together with the accrued interest thereon to such date, and redemption premium, if any, shall become due and payable; from and after such date, notice of redemption having been given, and deposit having been made in accordance with the provisions of this Article V, then, notwithstanding that any Bonds called for redemption shall not have been surrendered, no further interest shall accrue on any of such Bonds. From and after such date of redemption (such notice having been given and such deposit having been made), the Bonds to be redeemed shall not be deemed to be Outstanding hereunder, and the City shall be under no further liability in respect thereof.

         Section 5.7 Cancellation. All Bonds which have been redeemed shall be canceled by the Trustee and destroyed as provided in Section 2.9 hereof.

         Section 5.8 Partial Redemption of Bonds. Upon surrender of any Bond for redemption in part only, the City shall execute, and the Trustee shall authenticate and deliver to the owner thereof, the cost of which shall be paid by the Company, a new Bond or Bonds of the same maturity and of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered; provided that the Trustee shall select Bonds for redemption so as to assure that after such redemption no Registered Owner or Owner of Beneficial Interests shall retain Bonds in authorized denominations of not less than $100,000; and provided further that, if less than all of an Outstanding Bond of one maturity in a book entry system is to be called for redemption, the Trustee shall give notice to the Depository or the nominee of the Depository that is the Holder of such Bond, and the selection of the Beneficial Interests in that Bond to be redeemed shall be at the sole discretion of the Depository and its participants. In the case of a partial redemption of Bonds by lot, each unit of face value of principal thereof equal to $5,000 (each such $5,000 unit is hereinafter referred to as a "Unit") shall be treated as though it were a separate Bond in the amount of such Unit. If it is determined that one or more, but not all, of the Units represented by a Bond are to be called for redemption, then upon notice of redemption of a Unit or Units of Bonds, the holder of that Bond shall surrender the Bond to the Trustee (a) for payment of the redemption price of the Unit or Units of Bonds called for redemption (including without limitation. the interest accrued to the date fixed for redemption and any premium), and (b) for issuance, without charge to the holder thereof, of a new Bond or Bonds of $100,000 or amounts in excess thereof in such integrals as are permitted hereunder, aggregating a principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date as, the Bond surrendered.

                                   ARTICLE VI

                                   INVESTMENTS

         Section 6.1 Investment of Funds. Subject to the Section 3.18 hereof, any monies held as part of the Funds shall, on instructions signed by a Corporation Representative, be invested by the Trustee in Permitted Investments
(i) with respect to the Project Fund and the Reserve Fund maturing in the amounts and at the times necessary to provide funds to make the payments to which such monies are applicable as estimated in a certificate of a Corporation Representative from time to time filed with the Trustee and (ii) with respect to the Bond Principal Fund, the Bond Interest Fund and the Rebate Fund maturing in the amounts and at the times necessary to provide funds to make the payments to which such monies are applicable as determined by the Trustee. To the extent practicable, all such Permitted Investments purchased shall mature or be redeemable on a date or dates prior to the time when the monies so invested will be required for expenditure. Permitted Investments in the Reserve Fund shall have a maturity of not more than one year. The Trustee shall sell and reduce to cash a sufficient portion of such investments whenever the cash balance in a Fund is insufficient for the purposes of such Fund. The Trustee may make any and all investments permitted by the provisions of this Section through its trust or bond department.

                  Investments in any of the Funds hereof shall be valued by the Trustee not less often than annually, at the market value thereof, exclusive of interest. Deficiencies in the amount on deposit in the Reserve Fund resulting from a decline in market value shall be restored by the Company beginning not later than three months after the valuation date by making the deposits required by Section 5.1(e)(iii) of the Loan Agreement.

                  As to any investment agreement, the Trustee shall give notice to any provider of an investment agreement in accordance with the terms of the investment agreement so as to receive funds thereunder when needed with no penalty or premium paid.

         Section 6.2 Arbitrage. In reliance upon the covenant of the Company in Section 4.6 of the Loan Agreement, the City hereby covenants for the benefit of each owner of the Bonds that no use will be made of the proceeds of the Bonds or of any monies in the Funds and that no other action shall be taken which will cause the Bonds or any obligations subsequently issued by the City to be "arbitrage bonds" within the meaning of Section 148 of the Code and the regulations prescribed thereunder.

                  Unless otherwise required by Section 148 of the Code, the City Clerk or any other officer of the City having responsibility with respect to the issuance of the Bonds shall, on or prior to the date of issuance of the Bonds, if applicable, either alone or in conjunction with any other officer, employee, consultant or agent of the City, deliver to the Trustee the certification required by the regulations promulgated under Section 148 of the Code to evidence that such

Bonds will not be "arbitrage bonds" within the meaning of Section 148 of the Code and the regulations thereunder. Such certificates may rely upon the certificates of the Company delivered to the City pursuant to Section 4.6 of the Loan Agreement.

         Section 6.3 Allocation and Transfers of Investment Income. Any investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Fund from which the investment was made. Any loss resulting from such investments shall be charged to such Fund. Any interest or other gain from any Fund from any investment or reinvestment shall be allocated and transferred subject to the Tax Certificates, as follows:

                  (a) any interest or other gain realized as a result of any investments or reinvestments of moneys in the Project Fund shall be retained in or transferred to the Project Fund;

                  (b) any interest or other gain realized as a result of any investments or reinvestments of moneys in the Bond Principal Fund and the Bond Interest Fund shall be retained in the respective Fund;

                  (c) any interest or other gain realized as a result of any investments or reinvestments of moneys in the Reserve Fund shall be transferred to the Project Fund during the construction of the Improvements and thereafter shall be credited to the Reserve Fund if the amount therein is less than the Reserve Requirement. If the amount in the Reserve Fund is equal to or greater than the Reserve Requirement, such interest or other gain realized shall be paid into the Project Fund, and after the Completion Date, to the Bond Interest Fund;

                  (d) any interest or other gain realized as a result of any investments or reinvestments of moneys in the Cost of Issuance Fund shall be paid to the Company;

                  (e) any interest or other gain realized as a result of any investment or reinvestment of moneys in the Rebate Fund shall be retained in the Rebate Fund; and

                  (f) notwithstanding the foregoing, any interest or other gain realized as a result of any investments or reinvestments of moneys in Funds pursuant to the Indenture shall first be deposited in the Rebate Fund to the extent amounts required to be deposited therein pursuant to the Indenture have not been so deposited.

                                   ARTICLE VII

                             DISCHARGE OF INDENTURE

         Section 7.1 Discharge of This Indenture. If, when the Bonds secured hereby shall be paid in accordance with their terms (or payment of the Bonds has been provided for in the manner set forth in the following paragraph), together with all other sums payable hereunder, then this Indenture and the Trust Estate and all rights granted hereunder shall thereupon cease, terminate and become void and be discharged and satisfied. Also, if all Outstanding Bonds secured hereby shall have been purchased by the Company and delivered to the Trustee for cancellation, and all other sums payable hereunder have been paid, or provision shall have been made for the payment of the same, then this Indenture and the Trust Estate and all rights granted hereunder shall thereupon cease, terminate and become void and be discharged and satisfied. In such events, upon the request of the City, the Trustee shall assign and transfer to the City all property then held by the Trustee hereunder and shall execute such documents as may be reasonably required by the City (including undertakings by the Company to continue to comply with its covenants contained in Sections 4.6, 5.1(f), 5.1(g), 8.5 and 10.4 of the Loan Agreement until all Bonds are actually paid) and shall turn over any surplus in any Fund the Company Representative shall direct in writing, other than the Rebate Fund.

                  Payment of any Outstanding Bonds prior to the maturity or redemption date thereof shall be deemed to have been provided for within the meaning and with the effect expressed in this Section if (i) in case said Bonds are to be redeemed on any date prior to their maturity, the Company Representative shall have given to the Trustee in form satisfactory to it irrevocable instructions to give on a date in accordance with the provisions of
Section 5.5 hereof notice of redemption of such Bonds on said redemption date, such notice to be given in accordance with the provisions of Section 5.5 hereof,
(ii) there shall have been deposited with the Trustee Government Obligations described in Section 1(a) of the definition of such term as set forth herein which shall not contain provisions permitting the redemption thereof at the option of the issuer before the date the principal thereof will be required, the principal of and the interest on which when due, and without any reinvestment thereof, will provide monies which, together with any other available monies, if any, deposited with or held by the Trustee at the same time, shall be sufficient to pay when due the principal of and premium, if any, and interest due and to become due on said Bonds on and prior to the redemption date or maturity date thereof, as the case may be (and if on the date of such deposit, the Bonds are not actually paid in full, then there shall be provided to the Trustee and the City (a) report of an independent firm of nationally recognized certified public accountants verifying the sufficiency of the escrow established to pay the Bonds in full and (b) an opinion of nationally recognized bond counsel to the effect that the Bonds are no longer Outstanding under this Indenture), and (iii) in the event said Bonds are not by their terms subject to redemption within the next 45 days, the Company Representative shall have given the Trustee in form satisfactory to it irrevocable instructions to give, as soon as practicable in the same manner as the notice of redemption is given pursuant to

Section 5.5 hereof, a notice to the owners of such Bonds that the deposit required by (ii) above has been made with the Trustee and that payment of said Bonds has been provided for in accordance with this Section and stating such maturity or redemption date upon which monies are to be available for the payment of the principal of and premium, if any, and interest on said Bonds. At such time as payment of any Bonds has been provided for as aforesaid, such Bonds shall no longer be secured by or entitled to the benefits of this Indenture. except for the purpose of any payment from such monies or securities deposited with the Trustee. The Company will use its best efforts to obtain from the Rating Agencies the assignment of a rating to the Bonds that have been defeased pursuant to this Section 7.1.

                  The release of the obligations of the City under this Section shall be without prejudice to the right of the Trustee to be paid reasonable compensation for all services rendered by it hereunder and all its reasonable expenses, charges and other disbursements incurred on or about the administration of the trust hereby created and the performance of its powers and duties hereunder.

         Section 7.2 Liability of City Not Discharged. Upon compliance with the provisions of Section 7.1 hereof with respect to all Bonds then Outstanding, this Indenture may be discharged in accordance with the provisions of this Article VII, but the liability of the City in respect of such Bonds shall continue provided that the owners thereof shall thereafter be entitled to payment only out of the monies or securities deposited with the Trustee as provided in Section 7.1 hereof.

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

         Section 8.1 Events of Default. Each of the following is hereby defined as and shall be deemed an "Event of Default":

                  (a) default in the payment of the principal of or premium, if any, on any Bond when the same shall become due and payable, whether at the stated maturity thereof, on a sinking fund payment date, or upon proceedings for redemption;

                  (b) default in the payment of any installment of interest on any Bond when the same shall become due and payable;

                  (c) default shall be made in the observance or performance of any covenant, contract or other provision in the Bonds or this Indenture (other than as referred to in (a) or (b) of this Section) and such default shall continue for a period of 30 days after written notice to the City and the Trustee from the owners of at least 25 percent in aggregate principal amount of the Bonds then Outstanding or to the City from the Trustee specifying such default and requiring the same to be remedied; provided, with respect to any such failure covered by this subsection (c), no Event of Default shall be deemed to have occurred so long as a course of action adequate to remedy such failure shall have been commenced within such 30-day period and shall thereafter be diligently prosecuted to completion and the failure shall be remedied thereby; provided further, however, that failure to correct such default within 90 days after receipt of such notice shall constitute an Event of Default; and

                  (d)      the occurrence of an "event of default" under Section
10.1 of the Loan Agreement.

         Section 8.2 Remedies on Events of Default. Upon the occurrence of an Event of Default, the Trustee shall have the following rights and remedies:

                  (a) Acceleration. The Trustee may, and upon the written request of the owners of not less than 25 percent aggregate principal amount of the sum of the Bonds then Outstanding shall, by notice in writing given to the City and the Company, declare the principal amount of all Bonds then Outstanding and the interest accrued thereon to be immediately due and payable and said principal and interest shall thereupon become immediately due and payable. Upon any declaration of acceleration hereunder, the City and the Trustee shall immediately declare all Loan Payments under the Loan Agreement to be immediately due and payable as provided in Section 10.2 of the Loan Agreement.

                  (b) Legal Proceedings. The Trustee may, by mandamus or other suit, action or proceeding at law or in equity, enforce the rights of the Bondholders and require the City, the Company or any or both of them to carry out the Loan Agreement with or for the benefit of the Bondholders and to perform its or their duties under the Act, the Loan Agreement and this Indenture. The Trustee may also, by action or suit in equity, enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders.

                  (c) Receivership. The Trustee shall be entitled as a matter of right without notice or demand (such notice being expressly waived hereby), ex parte, to the appointment of a receiver or receivers of the Trust Estate, and of the rents, revenues, income, products and profits thereof, pending such proceedings, but, notwithstanding the appointment of any receiver, trustee or other custodian, the Trustee shall be entitled to the possession and control of any cash, securities or other instruments at the time held by, or payable or deliverable under the provisions of this Indenture to, the Trustee.

                  (d) Suit for Judgment on the Bonds. The Trustee shall be entitled to sue for and recover judgment, either before or after or during the pendency of any proceedings for the enforcement of the lien of this Indenture, for the enforcement of any of its rights, or the rights of the Bondholders hereunder, but any such judgment against the City shall be enforceable only against the Trust Estate. No recovery of any judgment by the Trustee shall in any manner or to any extent affect the lien of this Indenture or any rights, powers or remedies of the Trustee hereunder, or any lien, rights, powers or remedies of the owners of the Bonds, but such lien, rights, powers and remedies of the Trustee, the Bondholders shall continue unimpaired as before.

                  (e) Remedies Under Agreement. The Trustee, as assignee of the City, may exercise the remedies provided under the Loan Agreement upon an Event of Default.

                  In the event written notice is given by the Bondholders to the Trustee under Section 8.1(c) hereof and upon due receipt of such notice by the Trustee, the Trustee shall immediately give notice with respect to such default to the Company.

                  No right or remedy is intended to be exclusive of any other right or remedy, but each and every such right or remedy shall be cumulative with respect to the Trustee and the Bondholders, and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                  If any Event of Default shall have occurred and if instructed and directed in writing by the owners of not less than the sum of a majority in aggregate principal amount of Bonds then Outstanding and indemnified as provided in Section 9.1 hereof, the Trustee shall exercise such one or more of the rights and powers conferred by this Section as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Bondholders or as may be set forth in such directions.

         Section 8.3 Majority of Bondholders and Holders of Parity Indebtedness May Control Proceedings. Anything in this Indenture to the contrary notwithstanding and subject to prior notice to the City, the owners of the sum of a majority in aggregate principal amount of the Bonds and Parity Indebtedness then Outstanding shall have the right, at any time, to the extent permitted by law, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver, or any other proceedings hereunder; provided that such direction shall not be otherwise than in accordance with the provisions hereof. The Trustee shall not be required to act on any direction given to it pursuant to this Section unless indemnified as provided in Section 9.1 hereof.

         Section 8.4 Rights and Remedies of Bondholders. No owner of any Bond or Parity Indebtedness shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless a default has occurred of which the Trustee has been notified as provided in Section 9.1 hereof, or of which by said Section it is deemed to have notice, nor unless such default shall have become an Event of Default and the owners of the sum of not less than a majority in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee and shall have offered ten (10) days either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless they have also offered to the Trustee indemnity as provided in Section 9.1 hereof nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more owners of the Bonds shall have the right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by his, her or their action or to enforce any right hereunder except in the manner herein provided and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the owners of all Bonds then Outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any owner of Bonds to enforce the payment, by the institution of any suit, action or proceeding in equity or at law, of the principal of, premium, if any, or interest on any Bond at and after the maturity thereof, or the obligation of the City to pay the principal of, premium, if any, and interest on each of the Bonds to the respective owners of the Bonds at the time and place, from the source and in the manner herein and in the Bonds expressed.

         Section 8.5 Application of Monies. All monies received by the Trustee pursuant to any reasonable right given or action taken under the provisions of this Article shall, after payment of the fees of the Trustee, costs and expenses of the proceedings resulting in the collection of such monies and the expenses, liabilities and advances incurred or made by the

Trustee, first, to the extent of any deficiency of required amounts in the Rebate Fund be deposited in the Rebate Fund, and thereafter shall be held in trust and all monies so deposited in the Bond Principal Fund and the Bond Interest Fund and all monies held or deposited in the Bond Principal Fund and the Bond Interest Fund during the continuance of an Event of Default shall be applied as follows:

                  (a) Unless the principal of all the Bonds and Parity Indebtedness shall have become or shall have been declared due and payable, all such monies shall be applied:

                           FIRST--to the payment to the persons entitled thereto
of all installments of interest then due on the Bonds and Parity Indebtedness in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

                           SECOND--to the payment to the persons entitled
thereto of the unpaid principal of and premium, if any, on any of the Bonds and Parity Indebtedness which shall have become due (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of the Indenture), in the order of their due dates, with interest on the unpaid principal of and premium, if any, on such Bonds from the respective dates upon which they became due, at a rate which shall be the highest rate of interest borne by any such Bond and Parity Indebtedness during the 365 days prior to the date on which such Bonds and Parity Indebtedness became due or the maximum rate permitted by law if less than such rate aforesaid and, if the amount available shall not be sufficient to pay in full such Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto, without any discrimination or privilege.

                  (b) If the principal of all the Bonds and Parity Indebtedness shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon all of the Bonds, together with interest on overdue installments of principal at a rate which shall be the highest rate of interest borne by any Outstanding Bond during the 365 days prior to the date on which Bonds become due or the maximum rate permitted by law if less than such rate aforesaid, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any such Bond over any other such Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege.

                  (c) If the principal of all the Bonds and Parity Indebtedness shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds and Parity Indebtedness shall later

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become due or be declared due and payable, the monies shall be applied in accordance with the provisions of paragraph (a) of this Section.

                  Whenever monies are to be applied pursuant to the provisions of this Section, such monies shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such monies available for application and the likelihood of additional monies becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made, and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit of any such monies and of the fixing of any such date, and shall not be required to make payment to the owner of any Bond and Parity Indebtedness until such Bond and Parity Indebtedness shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

                  Whenever all of the Bonds and Parity Indebtedness and interest thereon have been paid under the provisions of this Section and all expenses and fees of the Trustee and all other amounts to be paid to the City hereunder or under the Loan Agreement have been paid, any balance remaining in the Funds shall be paid as provided in Section 3.13 hereof.

         Section 8.6 Trustee May Enforce Rights Without Bonds. All rights of action and claims under this Indenture or any of the Bonds Outstanding hereunder may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or proceedings relative thereto; and any suit or proceeding instituted by the Trustee shall be brought in its name as Trustee, without the necessity of joining as plaintiffs or defendants any owners of the Bonds, and any recovery of judgment shall be for the ratable benefit of the owners of the Bonds subject to the provisions of this Indenture.

         Section 8.7 Trustee to File Proofs of Claim in Receivership, Etc In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting the Trust Estate or the Company, the City or the Trustee shall, to the extent permitted by law, be entitled to file such proofs of claims and other documents as may be necessary or advisable in order to have claims of the Trustee and of the Bondholders allowed in such proceedings for the entire amount due and payable by the City under this Indenture, or by the Company, as the case may be, at the date of the institution of such proceedings and for any additional amounts which may become due and payable by it after such date, without prejudice, however, to the right of any Bondholder s to file a claim in his own behalf.

         Section 8.8 Delay or Omission No Waiver. No delay or omission of the Trustee, any Bondholder or any holder to exercise any right or power accruing upon any default shall exhaust or impair any such right or power or shall be construed to be a waiver of any such default, or

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

acquiescence therein; and every power and remedy given by this Indenture may be exercised from time to time and as often as may be deemed expedient.

         Section 8.9 No Waiver of One Default to Affect Another. No waiver of any default hereunder, whether by the Trustee, the Bondholders, shall extend to or affect any subsequent or any other then existing default or shall impair any rights or remedies consequent thereon.

         Section 8.10 Discontinuance of Proceedings on Default; Position of Parties Restored. In case the Trustee shall have proceeded to enforce any rights under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the City and the Trustee shall be restored to their former positions and rights hereunder with respect to the Trust Estate, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

         Section 8.11 Waivers of Events Of Default. Subject to prior written notice to and prior written consent of the City, the Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal of and interest on the Bonds, and shall do so upon the written request of the owners of the sum of a majority in aggregate principal amount of all the Bonds then Outstanding in respect of which default exists; provided, however, that there shall not be waived (i) any Event of Default in the payment of the principal of or premium on any Outstanding Bonds at the date of maturity or redemption thereof, or any default in the payment when due of the interest on any such Bonds, unless prior to such waiver or rescission, all arrears of interest or all arrears of payments of principal and premium, if any (with interest upon such principal and premium, if any, at a rate which shall be 1 percent per annum above the highest rate of interest borne by any Bond during the 365 days prior to the date on which such principal and premium, if any, were due or the maximum rate permitted by law if less than such rate aforesaid) and all expenses of the Trustee, and all amounts to be paid to the City hereunder and under the Loan Agreement, in connection with such default shall have been paid or provided for or (ii) any default in the payment of amounts set forth in Section 5.1(d) of the Loan Agreement. In case of any such waiver or rescission, or in case any proceedings taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely to the Trustee, then and in every such case the City, the Trustee, the Bondholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to or affect any subsequent or other default, or impair any rights or remedies consequent thereon.

         Section 8.12 Trustee to Notify Parties of Default and Disclose Information Relating to Default. The Trustee shall immediately notify in writing the City and the Company of any default hereunder of which it has actual knowledge or the occurrence of any Event of Default. The Trustee shall notify as within five (5) Business Days in writing all Bondholders and Notice Beneficial Owners of the occurrence of any Event of Default and shall make available to such Bondholders information reasonably requested of the Trustee concerning the Event of Default, the Bonds, the Company, and such other information relevant to the Event of Default, subject to the provisions of Section 9.01 hereof.

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                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

         Section 9.1 Duties of the Trustee. The Trustee hereby accepts the trusts imposed upon it by this Indenture and agrees to perform said trusts, but only upon and subject to the following express terms and conditions, and no implied covenants or obligations shall be read into this Indenture against the
Trustee:

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of the affairs of others.

                  (b) The Trustee may execute any of the trusts hereof or powers hereunder and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, only if the Trustee has not exercised reasonable care in the selection thereof and shall be entitled to act upon an opinion of independent counsel concerning all matters of the trust hereof and its duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon an opinion of independent counsel and shall not be responsible for any loss or damage resulting from any action or nonaction taken by or omitted to be taken in good faith in reliance upon such opinion of independent counsel.

                  (c) The Trustee shall not be responsible for any recital herein or in the Bonds (except in respect to the certificate of authentication of the Trustee endorsed on the Bonds), or for insuring the Property or collecting any insurance monies or for the validity of the execution by the City of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value of or title to the assets of the Company and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the City, except as hereinafter set forth; but the Trustee may require of the City or the Company full information and advice as to the performance of the covenants, conditions and agreements as to the condition of the assets of the Company contained herein or in the Loan Agreement. The Trustee shall not be accountable for the use or application by the City or the Company of any of the Bonds or the proceeds thereof or the use or application of any money paid over by the Trustee in accordance with the provisions of this Indenture. The Trustee shall have no obligation to perform any of the duties of the City under the Loan Agreement; and

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

the Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with Section
6.1 hereof.

                  (d) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee may not hold Bonds for its own account.

                  (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bonds shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in place thereof.

                  (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the City by a City Officer or such other person as may be designated for such purpose by the City as sufficient evidence of the facts therein contained, and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.

                  (g) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default, subject to Section 9.1(a) hereof.

                  (h) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except failure by the City to cause to be made any of the payments to the Trustee required to be made by
Article III hereof unless the Trustee shall be specifically notified in writing of such default by the City or by the owners of at least 25 percent in aggregate principal amount of Bonds then Outstanding, and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the principal corporate trust office of the Trustee; in the absence of such notice so delivered, the Trustee may conclusively assume that there is no default except as aforesaid.

                  (i) All monies received by the Trustee shall, until used or applied or invested as herein provided, be held in trust in the manner and for the purposes for which they were received but need not be segregated from other funds except to the extent required by this Indenture or law. The Trustee shall not be under any liability for interest on any monies received hereunder except such as may be agreed upon.

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

                  (j) At any and all reasonable times, the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right, but shall not be required, to inspect any and all of the Trust Estate, including all books, papers and records of the City pertaining to the Project and the Bonds.

                  (k) The Trustee shall not be required to give any note or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

                  (l) Notwithstanding anything in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the City to the authentication of any Bonds, the withdrawal of any cash, the release of any property or the taking of any other action by the Trustee.

                  (m)      Before taking any action under Section 8.2, 8.3 or
8.4 hereof, the Trustee may require that reasonable indemnity be furnished to it by the owners of the Bonds and for the reimbursement of all expenses which it may incur and to protect it against all liability, except liability which may result from its negligence or willful default, by reason of any action so taken.

                  (n) The Trustee may deposit the property held in the Funds with a court of general jurisdiction in the city in which the Trustee is located, or the City may file an action to interplead the Trust Estate and the Company, the City and any other appropriate parties to such action in the event of the Trustee's resignation hereunder and the failure of a successor trustee to succeed to the duties of the Trustee hereunder within 90 days of the giving of notice of the Trustee's resignation. Upon the deposit of such property and the filing of a complaint in interpleader, the Trustee shall be relieved of all liabilities and duties under the Loan Agreement and this Indenture. The City and the Company shall thereupon submit themselves to the jurisdiction of the District Court.

                  (o) In the event there occurs a conflict of interest arising as the result of the Trustee's acting as Trustee or in fiduciary capacity with respect to other Indebtedness of the Company, the Trustee shall appoint a Co-Trustee with respect to the Bonds.

         Section 9.2 Fee and Expenses of Trustee. The Trustee shall be entitled to payment and reimbursement for its reasonable fees for its services rendered hereunder as and when the same become due and all expenses reasonably and necessarily made or incurred by the Trustee in connection with such services as and when the same become due as provided in Section 5.1 of the Loan Agreement. The Trustee shall not be entitled to payment of any expenses it incurs related to such resignation upon its resignation as Trustee hereunder unless such resignation is made in relation to the exercise by the Trustee of its rights of interpleader hereunder.

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

                  Notwithstanding any provision in this Indenture or the Loan Agreement to the contrary, any reference or covenant set forth in this Indenture or the Loan Agreement for the payment or remuneration of (i) the reasonable fees, compensation, charges or remuneration of the Trustee, or the like, shall be deemed to reference and include Trustee's fees and extraordinary Trustee's fees including reasonable default fees of Trustee upon the occurrence of an Event of Default incurred as a result of the administration of the duties of the Trustee hereunder, and (ii) reasonable expenses, costs, out-of-pocket costs, or other reimbursable charges, or the like, shall be deemed to reference and include reasonable attorney's fees, fees and expenses of independent contractors or agents incurred in the course of the administration of the duties of the Trustee hereunder, and other customary and reimbursable expenditures.

         Section 9.3 Resignation or Replacement of Trustee. The Trustee may resign by giving to the City, the Beneficial Owners and the Bondholders 90 days' notice of such resignation, provided, however that no such resignation shall become effective until a successor has been appointed and has accepted the duties of Trustee. The present or any future Trustee may be removed at any time by the Bondholders by an instrument in writing, executed by the City and the Company, so long as the Company is not in default or by the owners of a majority in aggregate principal amount of the Bonds then Outstanding; provided, however, that no such removal shall become effective until a successor has been appointed and has accepted the duties of Trustee hereunder.

                  In case the Trustee shall at any time resign or be removed or otherwise become incapable of acting, subject to the prior written approval of the City, a successor may be appointed by the owners of a majority in aggregate principal amount of the Bonds Outstanding by an instrument or concurrent instruments signed by such Bondholders, or their attorneys-in-fact duly appointed; provided that the City may appoint a successor until a new successor shall be appointed by the Bondholders as herein authorized. The City upon making such appointment shall forthwith give notice thereof to the Bondholders and to the Company, which notice may be given concurrently with the notice of resignation given by any resigning Trustee. Any successor so appointed by the City shall immediately and without further act be superseded by a successor appointed in the manner above provided by the owners of a majority in aggregate principal amount of the Bonds Outstanding.

                  Every successor shall always be a bank or trust company (or a subsidiary thereof) in good standing, qualified to act hereunder, and having a combined capital, surplus and undivided profits of not less than $25,000,000. An successor appointed hereunder shall execute, acknowledge and deliver to the City an instrument accepting such appointment hereunder, and thereupon such successor shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the trust hereunder with like effect as if originally named as Trustee herein; but the Trustee retiring shall, nevertheless, on the written demand of its successor, execute and deliver an instrument conveying and transferring to such successor, upon the trusts herein expressed, all the estates, properties, rights,

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

powers and trusts of the predecessor, who shall duly assign, transfer and deliver to the successor all properties and monies held by it under this Indenture. Should any instrument in writing from the City be reasonably required by any successor for such vesting and confirming, the City shall execute, acknowledge and deliver the said deeds, conveyances and instruments on the request of such successor.

                  The notices herein provided for, to be given to the Bondholders, shall be given by mailing a copy of such notices by first class mail to the Bondholders at their addresses as the same shall last appear upon the registration books. The notice herein provided for to be given to the City, the Company and the retiring Trustee, shall be given in accordance with Section
11.07 hereof.

                  The instruments evidencing the resignation or removal of the Trustee and the appointment of a successor hereunder, together with all other instruments provided for in this Section, shall be filed and/or recorded by the successor Trustee in each recording office where this Indenture shall have been filed and/or recorded.

         Section 9.4 Conversion, Consolidation or Merger of Trustee. Any bank or trust company into which the Trustee or its successor may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business as a whole shall be the successor of the Trustee under this Indenture with the same rights, powers, duties and obligations and subject to the same restrictions, limitations and liabilities as its predecessor, all without the execution or filing of any papers or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any of the Bonds to be issued hereunder shall have been authenticated, but not delivered, any successor Trustee may adopt the certificate of any predecessor Trustee, and deliver the same as authenticated; and, in case any of such Bonds shall not have been authenticated, any successor Trustee may authenticate such Bonds in the name of such successor Trustee.

         Section 9.5 Trustee to Retain Information. So long as any of the Bonds shall be Outstanding, the Trustee shall retain all certificates, financial statements and other written information furnished to it by or on behalf of the Company, the City or any other Person under this Indenture, the Loan Agreement and any other agreement or instrument pertaining to the Bonds and shall make such documentation available for review after reasonable notice during regular business hours at the principal corporate trust office of the Trustee to any Bondholder and to any Beneficial Owner. The Trustee shall permit such reviewers to take copies of all or any part of such documentation, subject to their payment of such reasonable copying and handling charges as the Trustee may impose.

                  In addition, the Trustee shall be required to report to Bondholders and Beneficial Owners who have provided their addresses to the Trustee any withdrawals from the Reserve Fund.

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         Section 9.6       Guaranty Agreement. The City hereby authorizes and
directs the Trustee to draw on the Principal Guaranty pursuant to its terms, in the amounts and at the times necessary to pay principal of and interest on the bonds pursuant to this Section 9.6. The Trustee shall draw upon the Principal Guaranty in accordance with the terms thereof as herein provided.

                  (a) On or before 11:00 a.m., local time at the designated office of the Trustee on the second Business Day prior to any Interest Payment Date (or the maturity date or any date set for redemption on Bonds which is not an Interest payment Date), the Trustee shall determine the amount necessary to make all required payments of principal and interest on the Bonds on the next succeeding Interest Payment Date, maturity date, other redemption date, after giving effect to any permitted transfers from the Reserve Fund, and shall present a demand to the guarantor in such amount, after giving credit to the amounts on deposit therefore in the Bond Principal Fund or Bond Interest Fund, subject to the terms of the Principal Guaranty, so as to permit the timely transfer of funds from the Guarantor to the Trustee for payment of the principal of and interest on the Bonds when due, whether at maturity or upon prior redemption.

                  (b) The Trustee shall promptly notify the Company and each Notice Beneficial Owner by oral or telephonic communication confirmed in writing if the Guarantor has not transferred funds in accordance with the Principal Guaranty upon the presentment of any such demand.

                  (c) In calculating the amount to be drawn on the Principal Guaranty for the payment of principal of and interest on the Bonds, whether on an Interest Payment Date, at maturity or upon redemption or acceleration, the Trustee shall take into account the receipt of funds from the Company under the Loan Agreement.

                  (d) Upon satisfaction of the conditions for the release of the Principal Guaranty in accordance with the terms thereof, the Trustee shall execute such releases or similar documents as may be reasonably requested by the Company or the Guarantor.

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                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES
                      AND AMENDMENTS OF THE LOAN AGREEMENT

         Section 10.1 Supplemental Indentures. The owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, to consent to and approve the execution by the City and the Trustee of such indenture or indentures supplemental hereto as shall be deemed necessary or desirable by the City for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture; provided, however, that without the consent of the owners of all the Bonds at the time Outstanding, nothing herein contained shall permit, or be construed as permitting:

                  (a) an extension of the maturity of, or a reduction of the principal amount of, or a reduction of the rate of, or extension of the time of payment of interest on, or a reduction of a premium payable upon any redemption of, any Bond;

                  (b) the deprivation of the owner of any Bond then Outstanding of the lien created by this Indenture (other than as permitted hereby when such Bond was initially issued);

                  (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds except as specifically permitted by this Indenture; or

                  (d) a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indenture.

                  If at any time the City shall request the Trustee to enter into such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being reasonably indemnified by the Company with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be given to the City and the Company in accordance with Section 11.7 hereof and to the Notice Beneficial Owners and the Bondholders by mailing a copy of such notice by first class mail to their addresses as the same shall last appear upon the registration books. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the designated corporate trust office of the Trustee for inspection by all Bondholders and Beneficial Owners. If, within 60 days following the giving of such notice, the owners of the requisite principal amount of the Bonds Outstanding at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or

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restrain the Trustee or the City from executing the same or from taking any action pursuant to the provisions thereof.

         Section 10.2 Execution of Supplemental Indentures. The Trustee is authorized to join with the City in the execution of any such supplemental indenture and to make further agreements and stipulations which may be contained therein, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects its rights, duties or immunities under this Indenture. Any supplemental indenture executed in accordance with the provisions of this Article shall thereafter form a part of this Indenture and all the terms and conditions contained in any such supplemental indenture as to any provision authorized to be contained therein shall be deemed to be part of this Indenture for any and all purposes. In case of the execution and delivery of any supplemental indenture, express reference may be made thereto in the text of the Bonds issued thereafter.

         Section 10.3 Amendments, Etc., of the Loan Agreement. Neither the City nor the Trustee shall consent to any other amendment, change or modification of the Loan Agreement without the giving of notice and the written approval or consent of the owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding. Such notice and consent shall be given and procured as provided in Section 10.2 hereof.

         If at any time the City or the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Loan Agreement, the Trustee shall, upon being reasonably indemnified by the Company with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided in Section 10.2 hereof. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by all Bondholders.

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                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.1 Evidence of Signature of Bondholders and Ownership of Bonds. Any request, consent or other instrument which this Indenture may require or permit to be signed and executed by the Bondholders may be in one or more instruments and executed by such Bondholders in person or by their attorneys appointed in writing. Proof of the execution of any such instrument, or of an instrument appointing such attorney, or the ownership of Bonds shall be sufficient (except as otherwise herein expressly provided) if made in the following manner, but the Trustee may, nevertheless, in its discretion require further or other proof in cases where it deems the same desirable:

                  (a) the fact and date of the execution by any Bondholder or his attorney of such instrument may be proved by the certificate of any officer authorized to take acknowledgments in the jurisdiction in which he purports to act that the person signing such request or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution, duly sworn to before a notary public; and

                  (b) the Ownership of any Bonds and the amount and numbers of such Bonds and the date of holding the same shall be proved by the registration books of the City kept by the Trustee.

                           Any request or consent of the owner of any Bond shall
bind all future owners of such Bond in respect of anything done or suffered to be done by the City or the Trustee in accordance therewith.

         Section 11.2 Parties Interested Herein. With the exception of rights herein expressly conferred on the Company, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any person other than the City, the Trustee and the owners of the Bonds, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all the covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the City shall be for the sole and exclusive benefit of the City, the Trustee, and the owners of the Bonds.

         Section 11.3 Titles, Headings, Etc The titles and headings of the articles, sections and subsections of this Indenture have been inserted for the convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 11.4 Severability. In the event any provision of this Indenture shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

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

         Section 11.5 Governing Law. This Indenture shall be governed by and construed in accordance with the laws of the State of Arkansas.

         Section 11.6 Execution in Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 11.7 Notices. All notices, certificates, directions or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by certified mail, return receipt requested, postage prepaid, or by first-class mail, if this Indenture so provides, addressed as follows:

         City:             City of Springdale
                           201 Spring Street
                           Springdale, Arkansas 72764
                           Attn: Mayor

         Trustee:          Regions Bank
                           Corporate Trust, 7th Floor
                           400 West Capitol
                           Little Rock, AR  72201
                           Telephone: (501) 371-6745
                           Facsimile: (501) 371-3262

         Company:          Advanced Environmental Recycling Technologies, Inc.
                           801 North Jefferson
                           Springdale, Arkansas 72764
                           Telephone: (479) 750-1299
                           Facsimile: (479) 750-1322

         Underwriter:      Hutchinson, Shockey, Erley & Co.
                           1701 East Highland Avenue, Suite 301
                           Phoenix, AZ 85016
                           Telephone: (602) 263 0163
                           Facsimile: (602) 263-0181

A duplicate copy of each notice, certificate or other communication given hereunder by or to the City or the Trustee shall also be given to the Company, the Underwriter and each Notice Beneficial Owner. Alternatively, all notices, certificates or other communications hereunder may be given by telegram or by telecopy (if confirmed promptly telephonically and in writing by the sender of such notice and if receipt of such notice by telecopy is confirmed in writing by the intended recipient). The City, the Company, the Underwriter and the Trustee may, by notice

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

given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         Section 11.8 Payments Due on Nonbusiness Days. If the date for making any payment or the last day for performance of any act or the exercise of any right, as provided in this Indenture, shall not be a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Indenture.

         Section 11.9 Provision of General Application. Any consent or approval of the City or Trustee required pursuant to this Indenture shall be in writing and shall not be unreasonably withheld. Any direction given to the Trustee shall be in writing.

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

         IN WITNESS WHEREOF, the City and the Trustee have caused this Indenture to be executed in their respective corporate names and attested by their duly authorized Officers and the Trustee has caused its corporate seal to be hereto affixed, all as of the date first above written.

                                                CITY OF SPRINGDALE, ARKANSAS

                                                By: /s/ JERRE VAN HOOSE
                                                    -------------------
                                                Title:  Mayor

Attest:

By: /s/ DENISE PEARCE
   -------------------------------
   City Clerk

[SEAL]

                                                     REGIONS BANK,
                                                     as Trustee

                                                     By: /s/ DEBI DEHAN
                                                         ---------------
                                                     Title: Authorized Officer

                                     - 73 -